As filed with the Securities and Exchange Commission on October 2, 2026

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

File Nos. 2-91312, 811-04033

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               X

Pre-Effective Amendment No.

Post-Effective Amendment No. 86

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         X

Amendment No. 87

SIT MUTUAL FUNDS II, INC.

(Exact Name of Registrant as Specified in Charter)

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3300 IDS Center, Minneapolis, Minnesota 55402

(Address of Principal Executive Offices) (Zip Code)

(612) 332-3223

(Registrants’ Telephone Number, including Area Code)

Kelly K. Boston, Esq.

Sit Mutual Funds

3300 IDS Center

Minneapolis, Minnesota 55402

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

___	immediately upon filing pursuant to paragraph (b)
___	on (specify date) pursuant to paragraph (b)
___	60 days after filing pursuant to paragraph (a)(1)
___	on (specify date) pursuant to paragraph (a)(1)
___	75 days after filing pursuant to paragraph (a)(2)
X	on December 31, 2026 pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

___  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Preliminary Prospectus

Dated October 2, 2026

Subject to Completion

PROSPECTUS

DECEMBER 31, 2026

Sit Core Bond Fund

Class S - [ ]

Class Y - [ ]

Sit Mutual Funds are a family of no-load mutual funds offering a selection of Funds to investors, each with a distinctive investment objective and risk/reward profile. This Prospectus describes the Sit Core Bond Fund, a fund that is part of the Sit Mutual Fund family.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

SIT CORE BOND FUND

INVESTMENT OBJECTIVE

The Sit Core Bond Fund (the “Fund”) seeks to maximize total return by emphasizing current income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables or the examples below.

	Class S	Class Y
Shareholder Fees (fees paid directly from your investment)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.45%
Total Annual Fund Operating Expenses	0.70%	0.45%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class S shares of the Fund and $1,000,000 in Class Y shares of the Fund for the time periods indicated, that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you redeem all of your shares at the end of those periods. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Class S	$72	$225

Class Y	$4,613	$14,475

PORTFOLIO TURNOVER

The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses in the example, affect the Fund’s performance. The Fund’s inception date was December 31, 2026 and therefore there is no turnover rate to report.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing, under normal circumstances, 80% of its net assets plus the amount of any borrowings for investment purposes in bonds.

Bonds include debt securities of all types. The Fund primarily invests in debt securities issued by the U.S. government and its agencies, investment-grade debt securities issued by corporations and municipalities, and mortgage and other asset-backed securities. Investment grade debt securities are rated at the time of purchase within the top four rating categories by a Nationally Recognized Statistical Rating Organization or of comparable quality as determined by Sit Investment Associates, Inc., the Fund’s investment adviser (the “Adviser”). The Fund’s dollar-weighted average portfolio quality is expected to be “A” or better.

The U.S. government securities in which the Fund will invest include direct obligations of the U.S. Treasury and securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises. The Fund will invest in pass-through securities. Pass-through securities include mortgage-backed securities such as those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). GNMA is an agency of the U.S. government and its securities are backed by the full faith and credit of the U.S. government. FNMA and FHLMC are U.S. government sponsored enterprises and their securities are backed by their credit.

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In selecting securities for the Fund, the Adviser seeks securities providing relatively high current income. In making purchase and sales decisions for the Fund, the Adviser considers its economic outlook and interest rate forecast, as well as its evaluation of a security’s credit quality, yield, maturity, liquidity and the security’s sector.

The Fund may invest in debt securities described herein that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (Rule 144A securities) which are determined to be liquid by the Adviser.

The Fund may invest in open-end investment companies (mutual funds) and closed-end investment companies which invest in the same types of securities in which the Fund may invest directly.

The Adviser attempts to maintain an average effective duration for the portfolio within a range of 2 years (plus or minus) of the duration of the Fund’s benchmark, the Bloomberg US Aggregate Bond Index. The Adviser’s duration target within this range is based on its interest rate forecast. Duration is a measure of total price sensitivity relative to changes in interest rates. For example, if interest rates rise by 1%, the market value of a security with an effective duration of 3 years would decrease by 3%, with all other factors being constant. Portfolios with shorter durations are typically less sensitive to changes in interest rates. The Adviser may hedge the Fund’s duration by investing in interest rate futures and options, but not in excess of 5% of the Fund’s net assets.

The Fund’s dollar-weighted average maturity will, under normal circumstances, range between 5 and 10 years. However, since the Fund’s securities are subject to various types of call provisions which make their expected average lives shorter than their stated maturity dates, the Adviser believes that the Fund’s average effective duration is a more accurate measure of the Fund’s price sensitivity to changes in interest rates than the Fund’s dollar-weighted average maturity.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds investing in bonds, the price and yield of the Fund may change daily due to interest rate changes and other factors. You could lose money by investing in the Fund.

The principal risks of investing in the Fund are listed below. Different risks may be more or less significant at different times, depending on market conditions or other factors.

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Interest Rate Risk: The value of fixed income securities fluctuates as a result of the inverse relationship between the market value of outstanding fixed income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed income investments and a decline in interest rates will tend to increase their value. The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk).

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Credit Risk: The issuers or guarantors of securities (including U.S. government agencies and instrumentalities issuing securities that are not guaranteed by the full faith and credit of the U.S. government) owned by the Fund may default on the payment of principal or interest, or the other party to a contract may default on its obligations to the Fund, causing the value of the Fund to decrease.

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Prepayment and Extension Risk: Declining interest rates may compel borrowers to prepay mortgages and debt obligations underlying the mortgage-backed securities owned by the Fund. The proceeds received by the Fund from prepayments will likely be reinvested at interest rates lower than the original investment, thus resulting in a reduction of income to the Fund. Likewise, rising interest rates could reduce prepayments and extend the life of securities with lower interest rates, which may increase the sensitivity of the Fund’s value to rising interest rates.

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Income Risk: Income received from the Fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the Fund are reinvested in lower-yielding securities.

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Call Risk: Many bonds may be redeemed (“called”) at the option of the issuer before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The Fund may then be forced to invest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

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Market Risk: The market value of securities may fall, sometimes rapidly and unpredictably. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the market(s) generally. Local, regional or global events such as war, acts of terrorism, other armed conflicts, tariffs, the spread of infectious illness, epidemics or other public health issues, recessions, market instability, or other events could have a significant impact on the Fund and its investments and potentially increase the risks described herein.

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Reinvestment Risk: Income from the Fund’s debt securities portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities in securities with market interest rates that are below the current earnings rate of the Fund’s portfolio.

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Liquidity Risk: The reduction in market making capacity and other market events has the potential to decrease liquidity and increase price volatility in the fixed income markets in which the Fund invests, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices and hurt performance.

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Valuation Risk: The Fund may hold securities for which prices from pricing services may be unavailable or are deemed un-reliable, in which case the Fund’s procedures for valuing investments provide that the Adviser shall use the fair value of such securities for valuing investments. There is a risk that the fair value determined by the Adviser or the price determined by the pricing service may be different than the actual sale prices of such securities.

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U.S. Government Securities Risk: Securities purchased by the Fund issued by the Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. There is a risk that the U.S. government will not provide financial support to U.S. government agencies or instrumentalities if it is not obligated to do so by law.

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Mortgage-Backed Securities Risk: The value of the Fund’s mortgage-backed securities may be affected by factors including changes in interest rates, the market value of the underlying assets, and the creditworthiness of the issuer or entities that provide credit enhancements. Mortgage-backed securities are subject to prepayment risk, and the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

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Asset-Backed Securities Risk: The value of the Fund’s asset-backed securities may be affected by factors including changes in interest rates, the market value of the underlying assets, and the creditworthiness of the issuer or entities that provide credit enhancements. Most asset-backed securities are subject to prepayment risk and the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

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Rule 144A Securities Risk: The value and liquidity of these securities may be adversely affected in the event that the number of qualified institutional buyers interested in purchasing 144A securities is limited, the Fund might be unable to dispose of such securities promptly or at reasonable prices, and they may be subject to greater volatility.

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Derivatives Risk: The Fund may incur losses from its investments in options, futures, and options on futures. Investments in such derivative instruments may result in losses exceeding the amounts invested. The Fund may use derivatives for hedging purposes. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives can be illiquid and difficult to value. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments.

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Investment Company Risk: To the extent that the Fund invests in shares of another investment company, it will indirectly absorb its pro rata share of such investment company’s operating expenses, including investment advisory and administrative fees, which will reduce the Fund’s return on such investment relative to investment alternatives that do not include such expenses. In addition, the ability of the Fund to achieve its investment objective will partially depend upon the ability of the acquired fund to achieve its investment objective.

›	Management Risk: A strategy used by the investment management team may not produce the intended results.

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Temporary Investment Risk: The Fund may hold cash and/or invest all or a portion of its assets in short-term obligations in response to adverse market, economic or other conditions when the investment management team believes that it is in the best interest of the Fund to pursue such a defensive strategy. The Fund may not achieve its investment objective when it holds cash or invests its assets in short-term obligations.

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Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. The issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cybersecurity breaches.

HISTORICAL PERFORMANCE

The Fund’s inception date was December 31, 2026 and therefore there is no performance information to report at this time. For current performance information, call 800-332-5580 or visit www.sitfunds.com. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

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INVESTMENT ADVISER AND PORTFOLIO MANAGERS

Sit Investment Associates, Inc. serves as the Fund’s investment adviser. The Fund’s investment decisions are made by a team of portfolio managers and analysts who are jointly responsible for the day-to-day management of the Fund.

The primary portfolio managers of the Fund are:

Bryce A. Doty, Senior Vice President and Senior Portfolio Manager, has served as a senior portfolio manager of the Fund since its inception.

Mark H. Book, Vice President and Portfolio Manager, has served as a portfolio manager of the Fund since its inception.

Christopher M. Rasmussen, Vice President and Portfolio Manager, has served as a portfolio manager of the Fund since its inception.

Michael J. Reich, Vice President and Portfolio Manager, has served as a portfolio manager of the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment for Class S shares of the Fund is $5,000, and the minimum initial investment for Class Y shares of the Fund is $1,000,000. The minimum subsequent investment for either share class is $100. The Fund’s shares are redeemable. In general, you may buy or redeem shares of the Fund on any business day by mail (Sit Mutual Funds, P.O. Box 534459, Pittsburgh, PA 15253-4459), by phone (1-800-332-5580), or online if your account has online privileges (www.sitfunds.com).

For additional information, please see “Buying and Selling Shares” in the Prospectus.

TAX INFORMATION

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Distributions paid from any interest income and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash. Distributions paid from the Fund’s net long-term capital gains, if any, are generally taxable to you as long-term capital gains, regardless of how long you have held your shares.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund’s shares through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the financial intermediary may impose account charges. The Fund and its related companies may also pay that intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your intermediary or visit your intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND

The Fund’s investment objective and its principal investment strategies and risks are described under “Summary Information.” This section provides additional information about the Fund’s investments and certain portfolio management techniques the Fund may use, as well as the principal risks that may affect the Fund’s portfolio. The Fund’s investment objectives and certain other investment restrictions designated as fundamental may not be changed without shareholder approval. These policies are described in the Statement of Additional Information. In seeking to achieve its investment objective, the Fund may also invest in various types of securities and engage in various investment practices which are not the principal focus of the Fund and therefore are not described in this Prospectus. Additional information about some of these investments and portfolio management techniques and their associated risks is included in the Fund’s Statement of Additional Information.

HOW THE FUND INVESTS

The Fund’s experienced management team bases its investment decisions on its economic and interest rate forecasts; its evaluation of a security’s attributes such as prepayment risk, yield, maturity, and liquidity; and the Fund’s characteristics such as average duration and diversification. Decisions to buy and sell securities are based on the management team’s best judgment to achieve the Fund’s investment objective.

The investment objective of the Fund is to maximize total return by emphasizing current income. The Fund seeks to achieve its objective by investing primarily in taxable, investment-grade debt securities rated at the time of purchase within the top four rating categories by a Nationally Recognized Statistical Rating Organization or of comparable quality as determined by the Fund’s investment adviser (the “Adviser”). The Fund’s dollar-weighted average portfolio quality is expected to be “Aa/AA” or better.

The U.S. government securities in which the Fund will invest include direct obligations of the U.S. Treasury and securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises. The Fund will invest in pass-through securities. Pass-through securities include mortgage-backed securities such as those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). GNMA is an agency of the U.S. government and its securities are backed by the full faith and credit of the U.S. government. FNMA and FHLMC are U.S. government sponsored enterprises and their securities are backed by their credit.

The Fund may invest in debt securities described herein that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (Rule 144A securities) which are determined to be liquid by the Adviser.

The Fund may invest in open-end investment companies (mutual funds) and closed-end investment companies which invest in the same types of securities in which the Fund may invest directly.

In selecting securities for the Fund, the Adviser seeks securities providing relatively high current income. In making purchase and sales decisions for the Fund, the Adviser considers its economic outlook and interest rate forecast, as well as its evaluation of a security’s credit quality, yield, maturity, liquidity and the security’s sector.

The Adviser attempts to maintain an average effective duration for the portfolio within a range of 2 years (plus or minus) of the duration of the Fund’s benchmark, the Bloomberg US Aggregate Bond Index. The Adviser’s duration target within this range is based on its interest rate forecast. Duration is a measure of total price sensitivity relative to changes in interest rates. For example, if interest rates rise by 1%, the market value of a security with an effective duration of 3 years would decrease by 3%, with all other factors being constant. Portfolios with shorter durations are typically less sensitive to changes in interest rates. The Adviser currently hedges the Fund’s duration by investing in interest rate futures and options, but not in excess of 5% of the Fund’s net assets. The Adviser’s use of hedging may change.

The Fund’s dollar-weighted average maturity will, under normal circumstances, range between 5 and 10 years. However, since the Fund’s securities are subject to various types of call provisions which make their expected average lives shorter than their stated maturity dates, the Adviser believes that the Fund’s average effective duration is a more accurate measure of the Fund’s price sensitivity to changes in interest rates than the Fund’s dollar-weighted average maturity.

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MORE ON THE FUND’S RISKS

All investments carry some degree of risk which will affect the value of the Fund’s investments, investment performance and price of its shares. It is possible to lose money by investing in the Fund. The risks are presented alphabetically, and the order of the risks does not indicate the significance of any particular risk factor.

Risks That Apply To The Fund:

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Asset-Backed Securities Risk: Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. Asset-backed securities can have a fixed or an adjustable rate. The value of the Fund’s asset-backed securities may be affected by factors including changes in interest rates, the market value of the underlying assets, and the creditworthiness of the issuer or entities that provide credit enhancements. Most asset-backed securities are subject to prepayment risk and the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

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Call Risk: Many bonds may be redeemed (“called”) at the option of the issuer before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The Fund may then be forced to invest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

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Credit Risk: The issuer of a debt security or a guarantor of a security held by the Fund or counterparty to a transaction may default on its payment obligations or experience a decline in credit quality. Generally, the lower the credit rating of a security, issuer, guarantor or counterparty, the higher the degree of risk as to the payment of interest and return of principal. Also, a downgrade in the credit quality of a security or its issuer or guarantor may cause the security to decline in value and could affect the bond’s liquidity and make it more difficult for the Fund to sell. When the Fund purchases unrated securities, it will depend on the Adviser’s analysis of credit risk without the assessment of an independent rating organization, such as Moody’s or S&P Global Ratings. There is always the risk that the Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions.

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Cybersecurity Risk: The Fund may be subject to operational and informational security risks resulting from breaches in cybersecurity. A cybersecurity breach may include, for example, intentional and unintentional events that cause unauthorized access to systems, networks, or devices and the sensitive information contained therein; suffer data corruption; or lose operational functionality. Cybersecurity breaches by the Fund’s affiliates or service providers may cause disruptions and impact the business operations, potentially resulting in financial losses to both the Fund and its shareholders, the inability of Fund shareholders to transact business, inability to calculate the Fund’s net asset value, impediments to trading, violations of applicable privacy and other laws (including the release of private shareholder information), regulatory fines, penalties, reimbursement or other compensation costs, and/or additional compliance costs. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. There are inherent limitations to controls and systems designed to prevent or reduce the impact of such cybersecurity risks, including the possibility that certain risks have not been identified, as well as the development of new threats. Cybersecurity risks have significantly increased in recent years, and the Fund could suffer such losses in the future. Issuers of securities in which the Fund invests are also exposed to such cybersecurity risks which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value and may result in financial loss for the Fund.

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Derivatives Risk: The Fund may incur losses from its investments in options, futures, and other derivative instruments. Investments in derivative instruments may result in losses exceeding the amounts invested. The Fund may use derivatives for hedging purposes. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives can be illiquid and difficult to value. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments.

The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. A relatively small price movement in a futures contract may result in substantial losses for the Fund. Exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Rule 18f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”) eliminates the asset segregation framework that had been used by funds to comply with Section 18 of the 1940 Act and permits a fund to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of senior securities contained in Section 18 of the Investment Company Act, provided that the Fund complies with certain conditions. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users. In addition, Rule 18f-4 requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements with respect to derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. With respect to reverse repurchase agreements or other similar financing transactions in particular, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the

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asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all tender option bonds or similar financing with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all tender option bonds or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Fund has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

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Income Risk: Income received from the Fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the Fund are reinvested in lower-yielding securities.

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Interest Rate Risk: An increase in interest rates may lower the Fund’s value and the overall return on your investment. The magnitude of this decrease is often greater for longer-term fixed income securities than shorter-term securities. During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Fund.

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Investment Company Risk: To the extent that the Fund invests in shares of another investment company, the Fund will indirectly absorb its pro rata share of such investment company’s operating expenses, including investment advisory and administrative fees, which will reduce the Fund’s return on such investment relative to investment alternatives that do not include such expenses. In addition, the ability of the Fund to achieve its investment objective will partially depend upon the ability of the acquired fund to achieve its investment objective. Investments by the Fund in other investment companies will be subject to the limitations of the 1940 Act. Pursuant to Rule 12d1-4 under the 1940 Act, the Fund may invest in other investment companies beyond the limits contained in the 1940 Act, subject to certain conditions imposed by Rule 12d1-4 including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements and limits on most three-tier fund structures.

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Liquidity Risk: The reduction in market making capacity and other market events has the potential to decrease liquidity and increase price volatility in the fixed income markets in which the Fund invests, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices and hurt performance.

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Management Risk: The Fund’s performance will reflect in part the Adviser’s ability to implement its investment strategy and make investment decisions which are suited to achieving the Fund’s investment objective. A strategy used by the investment management team may fail to produce the intended results. The Fund could underperform its benchmark or other mutual funds with similar investment objectives.

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Market Risk: The market value of securities may fall, sometimes rapidly and unpredictably. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, public health, regulatory, market, economic or social developments affecting the market(s) generally. The U.S. market has experienced significant volatility in recent months and years. Local, regional or global events such as war, acts of terrorism, other armed conflicts, tariffs, the spread of infectious illness, epidemics or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and potentially increase the risks described herein.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal, state and local levels.

Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, the U.S. and other governments may renegotiate their global trade relationships and impose or threaten to impose significant import tariffs. The implementation of tariffs, trade restrictions, currency controls, or similar measures (including retaliatory actions) could result in price volatility and overall declines in U.S. and global investment markets.

Recently, various countries have seen significant conflicts that may have an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war, other armed conflict, or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund’s investments.

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Mortgage-Backed Securities Risk: Mortgage-backed securities represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the securities) are distributed to the holders of the mortgage-backed securities. Mortgage-backed securities can have a fixed or an adjustable rate. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (e.g. securities guaranteed by the Government National

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Mortgage Association (GNMA)) or by its agencies, authorities, enterprises or instrumentalities (e.g. securities guaranteed by the Federal National Mortgage Association (FNMA)) or the Federal Home Loan Mortgage Corporation (FHLMC) which are not insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers may be supported by various credit enhancements such as private insurance and may entail greater risk than obligations guaranteed by the U.S. Government. The value of the Fund’s mortgage-backed securities may be affected by factors including changes in interest rates, the market value of the underlying assets, and the creditworthiness of the issuer or entities that provide credit enhancements. Mortgage-backed securities are subject to prepayment risk, and the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

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Political, Economic and Tax Risk: The value of, the income generated by, and the ability of the Fund to sell a municipal security may be affected by constitutional amendment, legislative enactments, executive orders, administrative regulations and voter initiatives as well as the economies of the regions in which the issuers in which the Fund’s investments are located. Municipal securities backed by current or anticipated revenues from a specific project or asset, such as revenue bonds, can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. The value of municipal securities also may be adversely affected by future changes in federal or state income tax laws, including rate reductions, the imposition of a flat tax, or the loss of a current state income tax exemption. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could be treated as taxable, which could result in a decline in the security’s value. To the extent that a municipal security in which the Fund invests is not heavily followed by the investment community or such security issue is relatively small, the security may be difficult to value or sell at a fair price.

›

Prepayment and Extension Risk: Declining interest rates may compel borrowers to prepay mortgages and debt obligations underlying the securities owned by the Fund. The proceeds received by the Fund from prepayments will likely be reinvested at interest rates lower than the original investment, thus resulting in a reduction of income to the Fund. Likewise, rising interest rates could reduce prepayments and extend the life of securities with lower interest rates, which may increase the sensitivity of the Fund’s value to rising interest rates.

›

Reinvestment Risk: Income from the Fund’s debt securities portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities in securities with market interest rates that are below the current earnings rate of the Fund’s portfolio.

›

Rule 144A Securities Risk: The Fund may invest in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (Rule 144A securities) which are determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities could affect adversely the marketability of such securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Accordingly, even if determined to be liquid, the Fund’s holdings of Rule 144A securities may increase the level of Fund illiquidity if eligible buyers become uninterested in buying them. The Fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Additionally, the purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

›

SOFR Risk: The Secured Overnight Financing Rate (“SOFR”) is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from London Interbank Offered Rate (“LIBOR”). LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR.

8

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Temporary Investment Risk: The Fund may hold cash and/or invest all or a portion of its assets in short-term obligations in response to adverse market, economic or other conditions when the investment management team believes that it is in the best interest of the Fund to pursue such a defensive strategy. The investment management team may, however, choose not to make such temporary investments even in very volatile or adverse conditions. The Fund may not achieve its investment objective when it holds cash or invests its assets in short-term obligations. The Fund also may miss investment opportunities and have a lower total return during these periods.

›

U.S. Government Securities Risk: U.S. Government agency securities in which the Fund may invest include securities issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by GNMA are backed by the full faith and credit of the U.S. Government. Securities issued by FNMA and FHLMC are supported by the right to borrow directly from the U.S. Treasury. Other U.S. Government securities are supported only by the credit of the issuer or instrumentality. There is a risk that the U.S. government will not provide financial support to U.S. government agencies or instrumentalities if it is not obligated to do so by law. Securities purchased by the Fund issued by FNMA and FHLMC are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States.

›

Securities Backed by the U.S. Government Risk: U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and cause the Fund to suffer losses. Such an event could lead to significant disruptions in U.S. and global markets.

›

Valuation Risk: The Fund may hold securities for which prices from pricing services may be unavailable or are deemed unreliable, in which case the Fund’s procedures for valuing investments provide that the Adviser shall use the fair value of such securities for valuing investments. There is a risk that the fair value determined by the Adviser or the price determined by the pricing service may be different than the actual sale prices of such securities.

TEMPORARY DEFENSIVE INVESTING

For temporary defensive purposes in periods of unusual market conditions, the Fund may invest up to 100% of its total assets in cash or short-term debt securities including certificates of deposit, bankers’ acceptances and other bank obligations, corporate and direct U.S. obligation bonds, notes, bills, commercial paper and repurchase agreements. Investing in these temporary investments may reduce the Fund’s yield and prevent it from achieving its investment objective.

METHODS TO FUND REDEMPTION REQUESTS

The Fund typically expects to meet redemption requests using the Fund’s cash reserves and by selling portfolio assets. The Fund regularly uses such methods. In the event the Fund sells portfolio securities to meet redemption requests, the securities may be sold at unfavorable prices due to market conditions. The Fund may also meet redemption requests using other methods including redemptions in-kind, and during stressed market conditions, the Fund may meet redemption requests using its ability to borrow funds temporarily in emergency or extraordinary situations.

The Fund, together with the 4 other fixed income Sit Mutual Funds and 10 equity Sit Mutual Funds managed by the Adviser, are borrowers in a $20 million credit facility (“Credit Facility”) maturing November 24, 2026. The Adviser intends to extend the Credit Facility annually. The Credit Facility provides a source of funds to the Sit Mutual Funds for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Under the terms of the Credit Facility, each Sit Mutual Fund pays interest charged on any borrowings made by such fund. In the event that a fund does redeem shares in-kind, shareholders will likely have to pay brokerage commissions to sell the securities or other assets delivered to them as well as any taxes on any capital gains incurred upon sale, and the securities or other assets distributed to shareholders will continue to be subject to market risk until they are sold. The procedures utilized by a fund to determine the securities or other assets distributed to redeeming shareholders will generally be based on a rounded pro rata distribution of the fund’s securities.

PORTFOLIO TURNOVER

The Fund may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. The Fund’s inception date was December 31, 2026, therefore there is no historical turnover rate to report. A high portfolio turnover rate generally will result in greater brokerage commission expenses borne by the Fund which may decrease the Fund’s yield. A high portfolio turnover rate may result in higher amounts of realized capital gain, including short-term capital gain, subject to the payment of taxes by shareholders.

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PORTFOLIO HOLDINGS DISCLOSURE

The Fund’s portfolio holdings will be included in the Fund’s annual and semi-annual financial reports that are distributed to shareholders of record. Additionally, a complete portfolio holdings report is filed quarterly with the SEC and is available on the SEC website at www.sec.gov or upon request from an Investor Service Representative. A complete description of the Fund’s portfolio holdings disclosure policies is available in the Fund’s Statement of Additional Information.

DURATION

Duration measures how much the value of a security is expected to change with a given change in interest rates. Effective duration is one means used to measure interest rate risk. The longer a security’s effective duration, the more sensitive its price is to changes in interest rates. For example, if interest rates rise by 1%, the market value of a security with an effective duration of 3 years would decrease by 3%, with all other factors being constant. The Adviser uses several methods to compute duration estimates appropriate for particular securities held in the Fund’s portfolios. Duration estimates are based on assumptions by the Adviser and subject to a number of limitations. Duration is most useful when interest rate changes are small and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage-related securities, because the calculation requires assumptions about prepayment rates.

SECURITIES RATINGS

When debt securities are rated by one or more independent rating agencies, the Adviser uses these ratings to determine bond quality. Investment-grade debt securities are those that are rated within the four highest rating categories, which are AAA, AA, A, and BBB by S&P Global Ratings and Fitch Ratings, and Aaa, Aa, A and Baa by Moody’s Investor Services. In the event that two or more rating agencies rate a debt security in different rating categories, the Adviser uses the lower rating to determine bond quality. If a debt security’s credit quality rating is downgraded after the Fund’s purchase, the Adviser will consider whether any action, such as selling the security, is warranted.

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MANAGEMENT OF THE FUND

INVESTMENT ADVISER AND ADMINISTRATOR

Subject to the authority of the board of directors of the Fund (the “Board”), Sit Investment Associates, Inc. (“Sit Investment” or the “Adviser”) serves as the Fund’s investment adviser and administrator pursuant to the terms of Investment Management Agreement and Supervision and Administration Agreement between the Fund and the Adviser.

Sit Investment is located at 3300 IDS Center, 80 S. Eighth Street, Minneapolis, Minnesota 55402. Sit Investment was founded in 1981 and provides investment management services for both public and private clients. As of September 30, 2026, Sit Investment had approximately [$ ] billion in assets under management, including approximately [$ ] billion for the 14 Sit Mutual Funds.

The Fund pays Sit Investment a management fee which is essentially an all-in fee that includes both the advisory fee for providing investment advisory services and a supervisory and administrative fee for providing supervisory and administrative services the Fund requires. Sit Investment is required to bear all of the Fund’s expenses except interest, brokerage commissions, portfolio transaction charges including acquired fund fees and expenses and certain extraordinary expenses as determined by the Board. Sit Investment generally earns a profit on the management fee paid by the Fund, and pursuant to the terms of the Investment Management Agreement and Supervision and Administration Agreement, Sit Investment, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

A discussion regarding the basis of the Board’s approval of the Investment Management Agreement will be available in the Fund’s Form N-CSR dated March 31, 2027. The Fund pays the Adviser a monthly fee for its services. The Fund pays the Adviser a monthly fee for its services at the following annual rates (stated as a percentage of the average daily net assets):

Fund	Management Fees	Supervisory and Administrative Fees	Total Contractual Management Fees
Core Bond Fund - Class S	0.20	0.50	0.70%
Core Bond Fund - Class Y	0.20	0.25	0.45%

PORTFOLIO MANAGEMENT

The Fund’s investment decisions are made by a team of portfolio managers and analysts who are jointly responsible for the day-to-day management of the Fund. The portfolio management team is led by Bryce A. Doty, Senior Vice President and Senior Portfolio Manager. Roger J. Sit, Chairman, President, CEO, and Global Chief Investment Officer of the Adviser establishes and oversees Fund policy and investment management strategies.

The following table lists the individual team members that are primarily responsible for managing the Fund’s investments.

Portfolio Manager	Role on Management Team	Year Service Began	Past 5 Years Business Experience

Bryce A. Doty	Senior Portfolio Manager	Fund Inception	Senior Vice President and Senior Portfolio Manager of Sit Fixed Income Advisors II, LLC.

Mark H. Book	Portfolio Manager	Fund Inception	Vice President and Portfolio Manager of Sit Fixed Income Advisors II, LLC.

Christopher M. Rasmussen	Portfolio Manager	Fund Inception	Vice President and Portfolio Manager of Sit Fixed Income Advisors II, LLC.

Michael J. Reich	Portfolio Manager	Fund Inception	Vice President - Investment Research of Sit Fixed Income Advisors II, LLC.

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund, if any.

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BUYING AND SELLING SHARES

BUYING SHARES

TO OPEN AN ACCOUNT. Minimum Investment: Class S shares $5,000 per Fund, Class Y shares $1 million per Fund.

Invest by Check		Invest by Wire	Invest Online
Mail a completed account application with a check via regular mail or overnight delivery:

Mail a completed account application with a request for a new account number to:

 Regular Mail

 Sit Mutual Funds

 P. O. Box 534459

 Pittsburgh, PA 15253-4459

A representative will contact you with the new account number, or call us at 1-800-332-5580.

Instruct your bank to wire to:

Bank of New York Mellon

 ABA#: 011001234

 Credit: 0000733571

     BNY Mellon Investment Servicing as

     Agent for Sit Mutual Funds

 Further Credit:  Account Name

         New Sit Fund / Account Number

You cannot open an account and make an initial purchase online.
Regular Mail Sit Mutual Funds P. O. Box 534459 Pittsburgh, PA 15253-4459	Overnight Delivery Sit Mutual Funds Attn: 534459 1350 Penn Avenue, Suite 102 Pittsburgh, PA 15222
Mail your investment check, made payable to Sit Mutual Funds, along with your application. Certain checks and other instruments are not accepted without prior approval such as:
• third party checks • starter checks	• money orders • credit card checks
Prospectuses and account applications may be viewed and printed from our website, www.sitfunds.com.

 Bank Address (required by some financial institutions)

 Bank of New York Mellon

 135 Santilli Highway

 Everett, MA 02149

Sit Mutual Funds does not charge a fee for incoming wires. Your bank may charge a fee for sending a wire.

•	Shares may be purchased on any day the NYSE is open with a minimum initial investment of $5,000 per Class S shares and $1million per Fund for Class Y shares.
•	IRA accounts (Traditional, Roth and SEP) require a minimum initial investment of $2,000 per fund for Class S shares and $1million per Fund for Class Y shares.

TO ADD TO AN ACCOUNT. Minimum Investment: $100 per Fund.

Invest by Check		Invest by Wire or ACH	Invest Online
Mail a completed investment slip for a particular fund (which you received in your account statement) or a letter of instruction with a check:

Invest by Wire. Instruct your bank to wire your additional investment to us using the wire instructions provided above in “Invest by Wire.”

Invest by ACH. Call us at 1-800-332-5580 to request that a purchase be made electronically from your bank account. The shares purchased will be priced on the next business day following your telephone request made prior to the close of the NYSE.

Before investing by wire or ACH, you must have provided your banking authorization information on your initial account application or on a Change of Account Options Form.

You may purchase additional shares of the Fund or invest in a new Sit Fund online. Visit www.sitfunds.com to access your account.

You must have provided your banking authorization information on your initial account application or on a Change of Account Options Form.

Regular Mail Sit Mutual Funds P. O. Box 534459 Pittsburgh, PA 15253-4459	Overnight Delivery Sit Mutual Funds Attn: 534459 1350 Penn Avenue, Suite 102 Pittsburgh, PA 15222

A letter of instruction must include your account number, the name(s) of the registered owner(s) and the Fund(s) that you want to purchase.

Certain checks and other instruments are not accepted without prior approval such as:

• third party checks • starter checks	• money orders • credit card checks

•	Additional investment in any account must be at least $100.
•

You may set up an Automatic Investment Plan on your initial account application or on a Change of Account Options Form. The Plan will invest in the Fund electronically from your bank account (via ACH) on any day the Fund is open.

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SELLING SHARES

Sell by Mail	Sell by Telephone	Sell Online

Mail a written request that includes:

•

account number

•

names and signatures of all registered owners exactly as they appear on the account

•

name of Fund and number of shares or dollar amount you want to sell

•

supporting legal documents, if required

•

method of payment (check, wire transfer, or ACH)

•

For IRA accounts, include a signed IRA Distribution Form

Call us at 1-800-332-5580 and request a sale of shares.

To sell shares by telephone, you must have telephone redemption privileges. If you do not, we can provide a Change of Account Options Form, or for IRA accounts, an IRA Redemption Privileges Form.

You may sell shares of a Sit Fund online, up to certain limits. Visit www.sitfunds.com to access your account.

To sell shares online, you must have online redemption privileges. If you do not, we can provide a Change of Account Options Form, or for IRA accounts, an IRA Redemption Privileges Form.

•

Payment of Proceeds: Your sale proceeds will be paid as soon as possible, generally not later than 7 days after the Fund’s receipt of your request to sell. However, if you purchased shares with nonguaranteed funds, such as a personal check, and you sell shares, your sale proceeds payment will be delayed until your check clears, which may take 15 days. You may receive proceeds from the sales of your shares in one of three ways:

•	By Mail: The check will be mailed to your address of record generally within 7 days after receipt of your request.
•

By Wire: The bank account authorized by you on your account application will be credited generally within 1 to 2 business days after receipt of your request. The Fund’s bank charges a wire fee (currently $8) which will be deducted from the balance of your account or from the amount being wired if your account has been completely redeemed. The recipient bank may also charge an incoming wire fee.

•	By ACH: The bank account authorized by you on your account application will be credited generally within 2 to 3 business days after receipt of your request.
•

Identification Verification: For those requests that payments are (1) paid to anyone other than the registered account owners, (2) paid by check and mailed to an address other than the address of record as established on your account application, or (3) paid by wire or by ACH to a bank different than the bank authorized by you on your account application, you are required to provide a medallion signature guarantee(s) or other identification method as approved by the Fund.

•

Medallion Signature Guarantee: A medallion signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transactions. A medallion signature guarantee may be obtained from a bank, brokerage firm, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association.

•

Supporting Legal Documents: Under certain circumstances, sales of shares may require additional legal documentation, such as sales by estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

•

You may set up an Automatic Withdrawal Plan (minimum $100) on your initial account application or on a Change of Account Options Form. The Plan will sell shares of the Fund and send the proceeds by check or by ACH.

•	Please see the section entitled “Early Redemption Fee” below for more information regarding fees that may apply to the sale of certain Fund’s shares that are held for less than 30 days.

EXCHANGING SHARES

Exchange by Mail		Exchange by Telephone	Exchange Online
You may sell shares of one Sit Fund and purchase shares of another Sit Fund by mailing a letter of instruction signed by all registered owners of the account:

You may sell shares of one Sit Fund, up to certain limits, and purchase shares of another Sit Fund by calling us at 1-800-332-5580. If you call after business hours, you will need your Personal Identification Number to use the automatic telephone system.

You may sell shares of one Sit Fund, up to certain limits, and purchase shares of another Sit Fund online. Visit www.sitfunds.com to access your account.
Regular Mail Sit Mutual Funds P. O. Box 534459 Pittsburgh, PA 15253-4459	Overnight Delivery Sit Mutual Funds Attn: 534459 1350 Penn Avenue, Suite 102 Pittsburgh, PA 15222
A letter of instruction must include your account number, the name(s) and the number of shares or dollar amount of the Fund(s) you want to sell and the name(s) of the Fund(s) you want to purchase.

●	There is no transaction fee to sell shares of one or more Sit Funds and use the proceeds to buy shares of another Sit Fund.
●	Before making an exchange, please read the Prospectus and consider the investment objective of the Fund you are purchasing.
●	An exchange of shares is a sale for federal income tax purposes and you may have a taxable capital gain or loss.
●

You may set up an Automatic Exchange Plan on your initial account application or on a Change of Account Options Form. The Plan will sell shares of one Sit Fund and invest in another Sit Fund on any day the Funds are open.

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ACCOUNT INFORMATION

PRICING OF FUND SHARES

Your price for purchasing, selling, or exchanging shares is based on the Fund’s net asset value (NAV) per share, which is calculated as of the close of regular trading on the New York Stock Exchange (generally 3:00 p.m. Central time) every day the exchange is open. The NAV per share of the Fund will fluctuate. The Fund’s NAV per share is calculated by adding the total value of the Fund’s investments and other assets (including accrued income), subtracting its liabilities, and dividing by the number of outstanding shares of the Fund.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has adopted procedures for valuing the Fund’s investments and have designated the Adviser as the Fund’s “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. Pursuant to the procedures, security valuations for the Fund’s investments are furnished by one or more independent pricing services that have been approved by the Boards. In certain situations, the Adviser may use the fair value of a security if prices are unavailable or are deemed unreliable. The Adviser expects to fair value domestic securities in limited circumstances, such as when the securities are subject to restrictions on resale; an event occurs after the close of a securities market (usually a foreign market) and before the Fund values its assets that would materially affect net asset value; and debt securities that have gone into default and for which there is no current market value quotation.

A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other mutual funds using their own fair valuation procedures. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be different than the value that could be realized upon the sale of that security.

Short-term debt securities of sufficient credit quality maturing in less than 60 days are valued at amortized cost. The amortized cost method of valuation initially values a security at its purchase cost, then consistently adjusts the cost value by amortizing/accreting any discount or premium paid until the security’s maturity without regard to fluctuating interest rates.

WHEN ORDERS ARE EFFECTIVE

Purchase, exchange, and sale orders are received and may be accepted only on days the New York Stock Exchange (“NYSE”) is open. The customary national business holidays observed by the NYSE are: New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth, National Independence Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day. Purchase, exchange, and sale orders received in good order by the Fund’s transfer agent at its Pittsburgh office (Attn: 534459, 1350 Penn Avenue, Suite 102, Pittsburgh, PA 15222) prior to the close of the NYSE (generally 3:00 p.m. Central time) are processed at the net asset value per share calculated for that business day, except purchases made to an existing account via Automated Clearing House, “ACH,” electronic transfer of funds. ACH purchases are invested at the net asset value per share on the next business day (or, if the next business day is a bank holiday, then two business days) after your telephone call to the Fund if you call the Fund prior to the close of the NYSE. Your bank account will be debited within 1 to 2 business days.

If your purchase, exchange, or sale order is received after the close of the NYSE, the purchase, exchange or sale will be made at the net asset value calculated on the next day the NYSE is open.

INVESTING THROUGH FINANCIAL INTERMEDIARIES

There is no charge to invest, exchange, or sell shares when you make transactions directly through Sit Mutual Funds.

The Fund may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers), to accept purchase, redemption and exchange orders from their customers on behalf of the Fund. The Fund will be deemed to have received an order when the order is received by the authorized intermediary in good form, and the order will be priced at the Fund’s per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Fund (or its transfer agent) within agreed upon time periods. Investors purchasing shares through a financial intermediary should read their account agreements carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees and other charges. A financial intermediary may aggregate the amount invested in the Fund by their clients in order to meet the Fund’s minimum investment requirement. If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.

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Ask your salesperson or visit your financial intermediary’s web site for more information.

CLASS S AND CLASS Y SHARES

The Fund offers shares in two classes: Class S shares and Class Y shares. Different investment minimums and expenses apply to each share class, and as a result, the investment performance of each will differ. For more information, please refer to the section titled “Buying and Selling Shares” and the “Fees and Expenses of the Fund” subsection within the Fund’s summary information.

Converting Shares:

A conversion between share classes of the Fund is a non-taxable event.

Self-directed conversions. You may convert Class S shares into Class Y shares of the same Fund at any time if your account balance in the Fund is at least $1,000,000. You may call an Investor Service Representative or mail a request to the Fund.

Automatic Conversions. The Fund conducts periodic reviews of account balances and may convert an eligible investor’s Class S shares into Class Y shares of the Fund. The Fund will notify the investor in writing before any automatic conversion into Class Y shares. You may instruct the Fund if you do not want to convert to the lower-cost Class Y shares. If an investor no longer meets the requirements for Class Y shares, the Fund may convert the investor’s Class Y shares into Class S shares. A decline in the investor’s account balance because of redemptions may result in such a conversion. The Fund will notify the investor in writing before any automatic conversion into Class Y shares.

CHECK WRITING

Check writing is available on the Fund at no cost. You may redeem shares by writing checks in amounts of $250 or more. To use this option, you must complete a check writing form. You will be provided with free checks and you may order additional checks as needed. The check writing privilege is subject to the Fund’s procedures and rules, including the “Conditions of Check Writing” information found on the check writing form. The check writing privilege may be terminated or suspended, and/or a fee may be imposed for this service at any time without prior notice.

A check that you write will be treated as a sale of shares equal to the amount of the check. You will receive a confirmation of the sale, but your cancelled check will not be returned. You will be entitled to distributions paid on your shares until the check is presented to the Fund for payment.

You cannot liquidate your account using the check writing privilege because your account balance will change each day as a result of dividends and fluctuation of the net asset value per share. If you wish to sell all of your shares, see the “Selling Shares” section.

PURCHASE RESTRICTIONS

The Fund may reject or restrict any purchase or exchange order at any time when, in the judgment of management, it is in the best interests of the Fund. For example, see the discussion regarding “Excessive Trading in Fund Shares” below.

EXCESSIVE TRADING IN FUND SHARES

The Fund discourages excessive short-term trading that could be disruptive to the management of the Fund. When large dollar amounts are involved, the Fund may have difficulty implementing investment strategies, because it cannot predict how much cash it will have to invest. Excessive trading also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to satisfy a redemption request, and may increase brokerage expenses. These factors may hurt the Fund’s performance and its shareholders.

The Fund may, in its discretion, reject any purchase or exchange order from a shareholder if the Fund determines that the shareholder’s short-term trading activity is excessive. The Fund’s Board has approved policies and procedures designed to discourage excessive trading in Fund shares. The Fund monitors purchase orders and investigates orders that exceed certain thresholds and attempt to confirm that the investment is not being made for a short-term, otherwise any such trade will be rejected. The Fund has the right to modify the market timing policy at any time without advance notice. The Fund seeks to apply market timing policies and procedures uniformly to all shareholders. The Fund makes reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts, however, it should be noted that the ability of the Fund to monitor and

15

limit excessive short-term trading of shareholders investing in the Fund through the omnibus account of a financial intermediary may be significantly limited or absent where the intermediary maintains the underlying shareholder accounts. Despite our efforts to discourage market timing, there is no guarantee that the Fund or its agents will be able to identify market timers or curtail their trading practices.

SMALL ACCOUNT BALANCES / MANDATORY REDEMPTIONS

If your account balance in the Fund falls below $5,000 as a result of selling or exchanging shares, the Fund has the right to redeem your shares and send you the proceeds. Before redeeming your account, the Fund will mail you a notice of its intention to redeem, which will give you an opportunity to make an additional investment. If you do not increase the value of your account to at least $5,000 within 30 days of the date the notice was mailed, the Fund may redeem your account.

INVESTOR SERVICE FEES

Investor Services Representatives can provide many services to you. You will be charged a fee for some customized services, such as researching historical account statements and mailings via overnight delivery services. A schedule of services with applicable fees, if any, is available upon request.

CUSTOMER IDENTIFICATION PROGRAM

Federal law requires the Fund to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens an account with the Fund. Applications without this information, or without an indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permit-ted by applicable law or its customer identification program, the Fund reserves the right to: (a) place limits on account transactions until the investor’s identity is verified; (b) refuse an investment in the Fund or (c) involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.

DELIVERY OF REGULATORY DOCUMENTS

Summary Prospectuses. The Summary Prospectus is mailed to you via USPS unless you request to receive the Summary Prospectus electronically by enrolling in “e-delivery.” To enroll in “e-delivery” please log into your account at www.sitfunds.com or call 800-332-5580. You will be notified by email each time a Summary Prospectus is posted to the Sit Mutual Funds website and the email will provide the website address to access the document. You can cancel “e-delivery” at any time, and the Summary Prospectus will be mailed within 30 days of receiving your request.

Fund Shareholder Reports. As required by regulations adopted by the U.S. Securities and Exchange Commission, the Fund transmits tailored annual and semi-annual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, portfolio holdings, and financial highlights, no longer appear in shareholder reports transmitted to shareholders, but are available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR.

If you previously elected to receive the Fund’s shareholder reports electronically, you will continue to receive them electronically. Otherwise, the Fund’s shareholder reports are mailed to you via USPS. If you would like to receive the Fund’s shareholder reports and other Fund communications electronically instead of by mail, please log into your account at www.sitfunds.com and enroll in “e-delivery” or call 800-332-5580.

Household Delivery of Summary Prospectuses and Annual and Semi-Annual Reports. To reduce expenses, we may mail only one copy of the Summary Prospectus and one copy of each of the Fund’s shareholder reports to an address shared by two or more accounts. If you wish to receive individual paper copies of these documents, please call 800-332-5580, or write to Sit Mutual Funds, Attn: 534459, 500 Ross Street, 154-0520, Pittsburgh, PA 15262. We will begin sending you individual copies 30 days after receiving your request.

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PRIVACY POLICY

The Fund takes its shareholders’ personal privacy seriously. In order to provide financial products and services, the Fund may collect nonpublic personal information about its shareholders from the following sources:

›

Information we receive from account documentation, including applications, contracts, and other forms which may include (but is not limited to) information such as a shareholder’s name, address, tax identification number or social security number, assets and income;

›

Information about shareholder transactions and communications with the Fund, its affiliates, agents or others which may include (but is not limited to) account numbers, balances, and transaction requests made through transfer agents, custodians or third party intermediaries.

The Fund does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone outside the Fund’s organization except as necessary in order to provide services to its shareholders as permitted by law. For example, we may disclose nonpublic personal information about a shareholder to a non-affiliated company assisting the Fund in servicing accounts such as providing transfer agent services. To safeguard shareholder personal information, the Fund insists that its service providers limit access to personal information to authorized employees and agents and maintain appropriate safeguards.

The Fund restricts access to its shareholders’ nonpublic personal information to those employees who need to know that information to provide products or services to its shareholders. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard its shareholders’ nonpublic personal information.

This privacy policy does not apply to a shareholder’s relationship with other financial service providers, such as broker dealers, custodians or other third-party intermediaries.

DIVIDENDS AND DISTRIBUTIONS

Dividends from the Fund’s net investment income are paid monthly. Net investment income includes dividends on stocks and interest earned on bonds or other debt securities less operating expenses.

Capital gains, if any, are distributed at least once a year by the Fund. A capital gain occurs if the Fund sells portfolio securities for more than its cost.

If you buy Fund shares just before a capital gain distribution, in effect, you will be “buying the dividend.” You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions are automatically reinvested in additional shares of the Fund paying the distribution at the net asset value per share on the distribution date. However, you may request that distributions be automatically reinvested in another Sit Mutual Fund, or paid in cash. Such requests may be made on the application, Change of Account Options form, or by written notice to Sit Mutual Funds. You will receive a quarterly statement reflecting the dividend payment and, if applicable, the reinvestment of dividends. If cash payment is requested, an ACH transfer will be initiated, or a check normally will be mailed within five business days after the payable date. No interest will accrue on uncashed distribution, dividend, or sales proceeds checks.

TAXES

Some of the tax consequences of investing in the Fund are discussed below. More information about taxes is in the Statement of Additional Information. Except as otherwise noted, the discussion applies to investors who are U.S. citizens or residents. However, because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

TAXES ON DISTRIBUTIONS

The Fund pays its shareholders distributions from its net investment income and any net capital gains that it has realized. For most investors, these distributions will be taxable, whether paid in cash or reinvested.

Distributions paid from the Fund’s net investment income and net short-term capital gains, if any, are taxable as ordinary income. Distributions paid from the Fund’s net capital gains (the excess of net long-term capital gain over net short-term capital losses), if any, are taxable as long-term capital gains, regardless of how long you have held your shares.

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The Fund expects that its distributions will consist primarily of ordinary income and will not be treated as “qualifying dividends” that are taxed at the same rates as long-term capital gains.

TAXES ON TRANSACTIONS

A sale of your shares in the Fund is a taxable transaction, on which you will generally recognize a capital gain or loss. If you have held the shares for more than twelve months, the gain or loss will be long-term capital gain or loss. A gain or loss on shares held for twelve months or less will generally constitute short-term capital gain or loss, except that a capital loss on shares held for six months or less will be recharacterized as long-term capital loss to the extent of any capital gain dividends received on the shares during your holding period. Short-term capital gains are generally taxed at the same rates as ordinary income.

The Fund is required to compute and report the cost basis of shares repurchased. The Fund will use the Average Cost method (all shares will have the same average cost), unless you instruct the Fund to select a different method. If your account is held by your broker or other advisor, they may select a different default method. In these cases, please contact the holder of your shares to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns.

TAX-DEFERRED ACCOUNTS

Taxes on current income can be deferred by investing in Individual Retirement Accounts (IRAs), 401(k), pension, profit sharing, employee benefit, deferred compensation and other qualified retirement plans.

The Fund is available for your tax-deferred retirement plan with a $2,000 minimum initial investment and subsequent contributions of at least $100. Such retirement plans must have a qualified plan sponsor or trustee. Tax-deferred retirement plans include 401(k), profit sharing, and money purchase plans as well as IRA, Roth IRA and SEP-IRAs. You should contact Sit Mutual Funds for specific plan documentation. IRA accounts with balances under $10,000 will be charged an annual $15 IRA custodial fee. Account balance minimum and custodial fee amount is subject to change with a 30-day written notice.

The federal tax laws governing these tax-deferred plans must be complied with to avoid adverse tax consequences. You should consult your tax adviser before investing.

FINANCIAL HIGHLIGHTS

The Fund’s inception was December 31, 2026, and therefore there is no financial information to report at this time. For current information, please call 800-332-5580 or visit www.sitfunds.com.

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FOR MORE INFORMATION

If you have any questions about the Fund or would like more information, please contact the Fund as noted below. You may obtain a free copy of the Fund’s Statement of Additional Information (“SAI”), annual or semi-annual reports, and Form N-CSR on the Fund’s website at www.sitfunds.com or by contacting the Fund as noted below.

The SAI contains more details about the Fund and its investment policies. The SAI is incorporated in this Prospectus by reference.

The Fund’s inception date is December 31, 2026, therefore there are no annual or semi-annual reports available.

ONLINE

www.sitfunds.com or via email at info@sitinvest.com

TELEPHONE

1-800-332-5580

Investor Services Representatives are available Monday through Friday 8:00 to 5:00 p.m. Central Time.

MAIL

Regular Mail: Sit Mutual Funds, P.O. Box 534459, Pittsburgh, PA 15253-4459

Overnight Delivery: Sit Mutual Funds, Attn: 534459, 1350 Penn Avenue, Suite 102, Pittsburgh, PA 15222

TO WIRE MONEY FOR A PURCHASE

Contact the Funds at 1-800-332-5580 for wire instructions.

CONTACT THE SEC

You can go to the EDGAR database on the SEC’s web site at www.sec.gov to view these and other documents that Sit Mutual Funds has filed electronically with the SEC.

You can also receive copies of this information for a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

1940 Investment Company Act File No.:

Sit Mutual Funds II, Inc. 811-04033

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The information in this Statement of Additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This Statement of Additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Preliminary Statement of Additional Information

Dated October 2, 2026

Subject to Completion

Part B

STATEMENT OF ADDITIONAL INFORMATION

SIT MUTUAL FUNDS II, INC.:

SIT CORE BOND FUND

Class S – [ ]

Class Y – [ ]

3300 IDS Center, 80 S. 8th Street

Minneapolis, Minnesota 55402-4130

612-334-5888

800-332-5580

www.sitfunds.com

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Fund’s Prospectus dated December 31, 2026 (the “Prospectus”). The financial statements of the Fund will be incorporated into this Statement of Additional Information by reference to the Fund’s annual financial statements for the fiscal year ended March 31, 2027, when filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR, Item 7 (the “Financial Statements”). Copies of the Fund’s Prospectus and/or Financial Statements may be obtained from the Fund without charge by contacting the Fund by telephone at (612) 334-5888 or (800) 332-5580 or by mail at 3300 IDS Center, 80 S. 8th Street, Minneapolis, Minnesota 55402-4130, by visiting the Fund’s website at www.sitfunds.com, or by visiting the SEC website at www.sec.gov. This Statement of Additional Information is dated December 31, 2026 and is to be used with the Fund’s Prospectus dated December 31, 2026.

FUND BACKGROUND

Sit Mutual Funds are a family of 15 no-load mutual funds managed by Sit Investment Associates, Inc. (the “Adviser” or “SIA”). This Statement of Additional Information contains information pertaining to Sit Core Bond Fund (the “Fund”). Sit Mutual Funds II, Inc. is the corporate issuer of the Fund’s shares and was incorporated as a Minnesota corporation on May 18, 1984.

The other 14 mutual funds within the Sit Mutual Fund family are described in two separate Prospectuses and Statements of Additional Information. The Sit Mutual Funds consist of the following corporate issuers and mutual funds:

Corporate Issuer	Mutual Fund
Sit Mutual Funds II, Inc.	Sit Tax-Free Income Fund (Series A) Sit Minnesota Tax-Free Income Fund (Series B) Sit Quality Income Fund (Series E) Sit Core Bond Fund (Series F)
Sit U.S. Government Securities Fund, Inc.	Sit U.S. Government Securities Fund
Sit Mid Cap Growth Fund, Inc.	Sit Multi Cap Growth Fund
Sit Large Cap Growth Fund, Inc.	Sit Large Cap Growth Fund
Sit Mutual Funds, Inc.

Sit International Growth Fund (Series A) Sit Balanced Fund (Series B)

Sit Developing Markets Growth Fund (Series C) Sit Opportunity Growth Fund (Series D)

Sit Dividend Growth Fund (Series G)

Sit Global Dividend Growth Fund (Series H)

Sit Opportunity Dividend Growth Fund (Series I) Sit ESG Growth Fund (Series J)

ADDITIONAL INVESTMENT RESTRICTIONS

The investment objective and investment strategies of the Fund are set forth in the Prospectus under “Fund Summary.” Set forth below are the fundamental investment restrictions and policies applicable to the Fund, followed by the non-fundamental investment restrictions and policies. Those restrictions and policies designated as fundamental may not be changed without shareholder approval. Shareholder approval, as defined in the Investment Company Act of 1940, as amended (the “1940 Act” or “Investment Company Act of 1940”) means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. A percentage limitation must be met at the time of investment and a later deviation resulting from a change in values or net assets will not be a violation. Investment restrictions which prohibit the Fund from investing in real estate do not prohibit the Fund from owning real estate acquired in connection with foreclosures or other actions taken with respect to real estate underlying securities held by the Fund.

Pursuant to Rule 35d-1 of the 1940 Act, the Fund’s name suggests the types of securities in which it will invest and has a non-fundamental policy requiring the Fund, under normal circumstances, to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in the types of securities suggested by the Fund’s name. The Fund has adopted policies to provide shareholders with at least 60 days prior notice of any change in this policy. Any such notice will be provided in plain English in a separate written document and will contain the following prominent statement, or a similar clear and understandable statement, in bold-faced type: “Important Notice Regarding Change in Investment Policy.” This statement will also appear on the envelope in which the notice is delivered unless the notice is delivered separately from other communications to investors.

Fundamental Investment Restrictions

The Fund is subject to the following restrictions which are fundamental. The Fund will not:

1.

Borrow money or issue senior securities except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction. The Fund has no present intention to borrow money.

2.

Concentrate its investments in a particular industry. For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

3.

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate investments therein or in securities of companies that deal in real estate or mortgages.

4.	Purchase physical commodities or contracts relating to physical commodities.
5.	Make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.
6.	Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the disposition of Fund securities.

Non-Fundamental Investment Restrictions

The following investment restrictions of the Fund are not fundamental and may be changed by the Fund’s Board of Directors. The Fund will not:

1.	Invest in securities rated below investment grade or of comparable quality as determined by the Adviser.
2.	Pledge, mortgage, hypothecate or otherwise encumber the Fund’s assets except to the extent necessary to secure permitted borrowings.
3.	Invest more than 5% of its net assets in futures and options on debt securities for the purpose of hedging.
4.	Invest, under normal circumstances, less than 80% of its net assets plus the amount of any borrowings for investment purposes in bonds.

ADDITIONAL INVESTMENT POLICIES & RISKS

Set forth below are detailed descriptions of the various types of securities and investment techniques that the Adviser may use in managing the Fund, as well as risks associated with those types of securities and investment techniques. The descriptions of the types of securities and investment techniques below supplement the discussion of principal investment strategies and risks contained in the Fund’s prospectus. Where a particular type of security or investment technique is not discussed in the Fund’s prospectus, that security or investment technique is not a principal investment strategy. The Fund may not invest in all of the securities or use all of the techniques described below. Additionally, the Fund may invest in other types of securities and may use other investment techniques in managing the Fund, subject to limitations imposed by the Fund’s investment objective, policies and restrictions described in the Fund’s prospectus and/or Statement of Additional Information, as well as the federal securities laws.

Fixed Income Securities

Artificial Intelligence

The rapid development and increasingly widespread use of certain artificial intelligence technologies, including machine learning models and generative artificial intelligence (collectively, “AI Technologies”), may adversely impact markets, the overall performance of the Fund’s investments, or the services provided to the Fund by its service providers (including, without limitation, the Adviser, fund accountant, custodian, or transfer agent). For example, issuers in which the Fund invests and/or service providers to the Fund may use and/or expand the use of AI Technologies in their business operations, and the challenges with properly managing its use could result in reputational harm, competitive harm, legal liability, and/or an adverse effect on business operations. AI Technologies are highly reliant on the collection and analysis of large amounts of data and complex algorithms, and it is possible that the information provided through use of AI Technologies could be insufficient, incomplete, inaccurate or biased leading to adverse effects for the Fund, including, potentially, operational errors and investment losses. Additionally, the use of AI Technologies could impact the market as a whole, including by way of use by malicious actors for market manipulation, fraud and cyberattacks, and may face regulatory scrutiny in the future, which could limit the development of this technology and impede the growth of companies that develop and use AI. Additionally, the use of AI Technologies could impact the market as a whole, including through the use of AI by malicious actors for market manipulation, fraud and cyberattacks. The use of AI Technologies may face regulatory scrutiny in the future, which could limit the development of AI and impede the growth of companies that develop and use AI. Actual usage of AI Technologies by the Fund’s service providers and issuers in which the Fund invests will vary. AI Technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations and the associated risks to the Fund.

Bank Obligations

The Fund may invest in bank obligations for temporary defensive purposes. These include certificates of deposit, including variable rate certificates of deposit, bankers’ acceptances and time deposits. “Banks” include commercial banks, savings banks and savings and loan associations.

Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. The Fund may invest in Eurodollar certificates of deposit subject to the 25% limitation for concentration in any one industry. Eurodollar certificates of deposit are negotiable deposits denominated in U.S. dollars on deposit with foreign branches of U.S. banks which have a specified maturity.

Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity, usually at 30-, 90- or 180-day intervals (“coupon dates”), based upon a specified market rate, which is tied to the then prevailing certificate of deposit rate, with some premium paid because of the longer final maturity date of the variable rate certificate of deposit. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Variable rate certificates of deposit normally carry a higher interest rate than fixed rate certificates of deposit with shorter maturities, because the bank issuing the variable rate certificate of deposit pays the investor a premium as the bank has the use of the investors’ money for a longer period of time. Variable rate certificates of deposit can be sold in the secondary market.

In addition, banks or dealers frequently sell variable rate certificates of deposit and simultaneously agree, either formally or informally, to repurchase such certificates, at the option of the purchaser of the certificate, at par on the coupon dates. In connection with the Fund’s purchase of variable rate certifies of deposit, it may enter into formal or informal agreements with banks or dealers allowing the Fund to resell the certificates to the bank or dealer, at the Fund’s option. If the agreement to repurchase is informal, there can be no assurance that the Fund would always be able to resell such certificates. When a repurchase agreement is entered into, the Fund typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties as needed.

A banker’s acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

The Fund may invest in time deposits. Time deposits are deposits held in foreign branches of U.S. banks which have a specified term or maturity. Time deposits are similar to certificates of deposit, except they are not transferable, and are, therefore, illiquid prior to their maturity.

Both domestic banks and foreign branches of domestic banks are subject to extensive, but different, governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing short-term debt conditions. General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, also play an important part in the operations of the banking industry.

The bank money market instruments in which the Fund invests may be issued by U.S. commercial banks, foreign branches of U.S. commercial banks, foreign banks and U.S. and foreign branches of foreign banks. As a result of federal and state laws and regulations, domestic banks are, among other things, generally required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. Since the Fund’s portfolio may contain securities of foreign banks and foreign branches of domestic banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of domestic banks such as political or economic instability, taxes imposed on interest income, government seizure or nationalization of deposits, restrictions on currency movements, limits on interest payments, or other foreign governmental actions that could delay, reduce, or prevent payment of principal or interest..

The Fund only purchases certificates of deposit from savings and loan institutions which are members of the Federal Home Loan Bank and are insured by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation. Such savings and loan associations are subject to regulation and examination. Unlike most savings accounts, certificates of deposit held by the Fund does not benefit materially from insurance from the Federal Deposit Insurance Corporation. Certificates of deposit of foreign branches of domestic banks are not covered by such insurance and certificates of deposit of domestic banks purchased by the Fund are generally in denominations far in excess of the dollar limitations on insurance coverage.

Commercial Paper and Other Short-Term Corporate Debt Securities

The Fund may, for temporary defensive purposes, purchase short-term corporate debt instruments that consist of commercial paper (including variable amount master demand notes), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness of the notes.

Other short-term corporate debt obligations may include fixed interest rate non-convertible corporate debt securities (i.e., bonds and debentures) with no more than 397 days remaining to maturity at date of settlement.

United States Government Obligations

The Fund may invest in obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities issued or guaranteed by the United States include a variety of United States Department of Treasury (“Treasury”) securities, which differ only in their interest rates, maturities and dates of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance.

The Prospectus also refers to securities that are issued or guaranteed by agencies of the U.S. government and various instrumentalities which have been established or sponsored by the U.S. government. These obligations may or may not be backed by the “full faith and credit” of the U.S. government. Securities which are backed by the full faith and credit of the U.S. government include obligations of the Government National Mortgage Association (“GNMA”), the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the U.S. government, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the U.S. government include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”), which are supported only by the credit of such securities, but for which the Secretary of the Treasury has discretionary authority to purchase limited amounts of the agency’s obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency. The Fund will invest in securities which are not backed by the full faith and credit of the Treasury issued by such instrumentalities and agencies only when the Fund’s Adviser determines that the credit risk with respect to the instrumentality or agency issuing such securities does not make its securities unsuitable investments for the Fund.

The Fund may purchase securities that are insured but not issued or guaranteed by the U.S. government, its agencies or instrumentalities. An example of such a security is a housing revenue bond (the interest on which is subject to federal taxation) issued by a state and insured by a Federal Housing Administration (“FHA”) mortgage loan.

U.S. Treasury Inflation-Protection Securities

One type of U.S. government obligations is U.S. Treasury inflation-protection securities. The Fund may invest in Treasury inflation-protection securities which are marketable book-entry securities issued by the Treasury with a nominal return linked to the inflation rate in consumer prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers.

The principal value of an inflation-protection security is adjusted for inflation, and every six months the security pays interest, which is an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance. Some inflation-protection securities may be stripped into principal and interest components.

Collateralized Mortgage Obligations (CMOs)

The Fund may invest in CMOs. CMOs are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. CMOs are commonly referred to as derivative securities. Similar to a bond, interest and prepaid principal on a CMO is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes. Each class has a different maturity and is entitled to a different schedule for payments of principal and interest, including prepayments. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Fund’s diversification tests.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (“A, B, C, Z”) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgage instruments or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage or other asset-backed securities.

Mortgage-Backed Securities

The mortgage-backed securities in which the Fund invests provide funds for mortgage loans made to residential home buyers. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage banks, commercial banks and insurance companies. Pools of mortgage loans are assembled for sale to investors such as the Fund by various private, governmental and government-related organizations.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Mortgage-backed securities provide monthly payments which consist of both interest and principal payments to the investor. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-backed securities, i.e., GNMA’s, are described as “modified pass-through.” These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

The principal government guarantor of mortgage-backed securities is the GNMA. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

Residential mortgage loans are pooled by the FHLMC. FHLMC is a corporate instrumentality of the U.S. government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (“PCs”) which represent interest in mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal; however, PC’s are not backed by the full faith and credit of the U.S. government.

The FNMA is a government sponsored corporation owned entirely by private stockholders. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage banks. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government.

The FHA was established by Congress in 1934 under the National Housing Act. A major purpose of the Act was to encourage the flow of private capital into residential financing on a protected basis. FHA is authorized to insure mortgage loans, primarily those related to residential housing. FHA does not make loans and does not plan or build housing. FHA Project Pools are pass-through securities representing undivided interests in pools of FHA-insured multi-family project mortgage loans.

The Fund may purchase securities which are insured but not issued or guaranteed by the U.S. government, its agencies or instrumentalities. An example of such a security is a housing revenue bond (the interest on which is subject to federal taxation) issued by a state and insured by an FHA mortgage loan. This type of mortgage is insured by FHA pursuant to the provisions of Section 221(d)(4) of the National Housing Act of 1934, as amended. After a mortgagee files a claim for insurance benefits, FHA will pay insurance benefits up to 100% of the unpaid principal amount of the mortgage (generally 70% of the amount is paid within six months of the claim and the remainder within the next six months). The risks associated with this type of security are the same as other mortgage securities — prepayment and/or redemption prior to maturity, loss of premium (if paid) if the security is redeemed prior to maturity and fluctuation in principal value due to an increase or decrease in interest rates.

The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, the pool’s term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayment is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Mortgage pass-through securities which receive regular principal payments have an average life less than their maturity. The average life of mortgage pass-through investments will typically vary from 1 to 18 years.

Yields on pass-through mortgage-backed securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. The compounding effect from reinvestments of monthly payments received by the Fund will increase the yield to shareholders.

Manufactured Home Loans

The Fund may invest in GNMA manufactured home loan pass-through securities. Manufactured home loans are fixed-rate loans secured by a manufactured home unit. In certain instances the loan may be collateralized by a combination of a manufactured home unit and a developed lot of land upon which the unit can be placed. Manufactured home loans are generally not mortgages; however, because of the structural and operational similarities with mortgage-backed pass-through securities and the role of GNMA, industry practice often groups the securities within the spectrum of GNMA mortgage-backed pass-through securities for listing purposes. Manufactured home loans have key characteristics different from mortgage-backed securities including different prepayment rates. Prepayment rates tend to fluctuate with interest rates and other economic variables. Manufactured home loan prepayment rates generally tend to be less volatile than the prepayment rates experienced by mortgage-backed securities. See the above discussion regarding mortgage-backed securities.

Taxable Municipal Securities

The Fund may invest in taxable municipal securities issued by a state or its agencies, instrumentalities, municipalities and political subdivisions, or by territories or possessions of the United States (which includes, for example, Puerto Rico). The interest earned on these securities is fully taxable at the federal level and may be subject to tax at the state level.

The yields on municipal securities are dependent on a variety of factors, including the general level of interest rates, the financial condition of the issuer, general conditions of the municipal securities market, the size of the issue, the maturity of the obligation and the rating of the issue. Taxable municipals offer yields more comparable to those of other taxable sectors, such as corporate bonds or bonds issued by U.S. governmental agencies, than to those of tax-exempt municipals. Ratings are general, and not absolute, standards of quality. Consequently, securities of the same maturity, interest rate and rating may have different yields, while securities of the same maturity and interest rate with different ratings may have the same yield. Generally, issues of shorter maturity and/ or higher credit quality pay lower yields than issues of longer maturity and/or lower credit quality.

The Fund may invest in taxable municipal bonds issued pursuant to the American Recovery and Reinvestment Act of 2009 (the “Act”) or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support (“Build America Bonds”). Enacted in February 2009, the Act authorizes state and local governments to issue taxable bonds for which, provided certain specified conditions are met, issuers may either (i) receive reimbursement from the Treasury with respect to the interest payments on the bonds (“direct pay” Build America Bonds) or (ii) provide tax credits to investors in bonds (“tax credit” Build America Bonds). The federal interest subsidy on direct pay Build America Bonds continues for the life of the bonds. Build America Bonds provide an alternative form of financing to state and local governments and, in certain cases, may provide a lower net cost of funds to issuers.

Unlike most other municipal bonds, interest received on Build America Bonds is subject to federal income tax and may be subject to state tax. Issuance of Build America Bonds ceased on December 31, 2010, as Congress declined to extend the provisions of the Act. As such, at the present time issuers do not have the ability to issue new Build America Bonds. Various legislative proposals to revive the Act have been introduced in Congress. As of the effective date of this Statement of Additional Information, none of the proposed legislation has been acted upon and there is no guarantee that issuers will be able to issue Build America Bonds in the future.

Because Build America Bonds are subject to the sunset provision described above, it is difficult to predict the extent to which a market for such bonds will develop, meaning that Build America Bonds may be less liquid than other types of municipal obligations. Less liquid bonds can become more difficult to value and illiquidity may negatively affect prices of bonds held in the portfolio. Because issuers of direct pay Build America Bonds have to meet certain requirements to receive a reimbursement from the Treasury, there is always the possibility that such requirements may not be met by the issuer. Under such a scenario, there is a risk that the reimbursement from the Treasury may be interrupted which may be a problem if the funds are pledged to service the debt of the underlying direct pay Build America Bonds. Additionally, if issuers owe money to the federal government, the reimbursement from the Treasury may be subject to an “offset” which could potentially reduce the amount of money available to service debt payments on direct pay Build America Bonds. Any interruption and/or offset of the reimbursement from the Treasury may reduce the demand for such direct pay Build America Bonds which may, in turn, reduce market prices and cause the value of Fund shares to fall.

Futures Contracts, Options, Options on Futures Contracts, and Swap Agreements

The Fund may invest in interest rate futures contracts and index futures contracts and may buy options on such contracts for the purpose of hedging its portfolio of fixed income securities (and not for speculative purposes) against the adverse effects of anticipated movements in interest rates. As a result of entering into futures contracts, no more than 5% of the Fund’s total assets may be committed to margin.

An interest rate futures contract is an agreement to purchase or deliver an agreed amount of debt securities in the future for a stated price on a certain date. The Fund may use interest rate futures solely as a defense or hedge against anticipated interest rate changes and not for speculation. The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling debt securities with long maturities and investing in debt securities with short maturities when interest rates are expected to increase, or conversely, selling short-term debt securities and investing in long-term debt securities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, such protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

The Fund may purchase and sell exchange-traded put and call options on debt securities of an amount up to 5% of its net assets for the purpose of hedging. The Fund may, from time to time, write exchange-traded call options on debt securities, but the Fund will not write put options. A put option (sometimes called a standby commitment) gives the purchaser of the option, in return for a premium paid, the right to sell the underlying security at a specified price during the term of the option. The writer of the put option receives the premium and has the obligation to buy the underlying securities upon exercise at the exercise price during the option period. A call option (sometimes called a reverse standby commitment) gives the purchaser of the option, in return for a premium, the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option receives the premium and has the obligation at the exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. A principal risk of standby commitments is that the writer of a commitment may default on its obligation to repurchase or deliver the securities.

Description of Futures Contracts. A futures contract sale creates an obligation by the Fund, as seller, to deliver the type of financial instrument called for in the contract at a specified future time for a stated price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the underlying financial instrument at a specified future time for a stated price. The specific securities delivered or taken, respectively, at settlement date, are not determined until at or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the Fund is paid the difference and realizes a gain. If the price of the offsetting purchase exceeds the price of the initial sale, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

The Fund is required to maintain margin deposits with brokerage firms through which they enter into futures contracts. Margin balances will be adjusted at least weekly to reflect unrealized gains and losses on open contracts. In addition, the Fund will pay a commission on each contract, including offsetting transactions.

Futures contracts are traded only on commodity exchanges – known as “contract markets” – approved for such trading by the Commodity Futures Trading Commission (“CFTC”), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. The CFTC regulates trading activity on the exchanges pursuant to the Commodity Exchange Act. The principal exchanges are the Chicago Board of Trade, the Chicago Mercantile Exchange (both part of The CME Group), and the International Exchange (“ICE”). Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. The Fund is required to comply with Rule 18f-4 under the 1940 Act (“Rule 18f-4” or the “Derivatives Rule”). See “Regulation of Investment Company Use of Derivatives” below for additional information.

The Fund will limit its direct investments in CFTC-regulated futures, options on futures and swaps (“Futures”) to the extent necessary for the Adviser to claim the exclusion from regulation as a commodity pool operator with respect to the Fund under CFTC Rule 4.5, as such rule may be amended from time to time. Under Rule 4.5 as currently in effect, the Fund will limit its trading activity in Futures (excluding activity for “bona fide hedging purposes,” as defined by the CFTC) such that it meets one of the following tests: a.) Aggregate initial margin and premiums required to establish its positions in Futures do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or b.) Aggregate net notional value of its positions in Futures does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. With respect to the Fund, the Adviser has filed a notice of eligibility for exclusion from the definition of the term commodity pool operator under the Commodity Exchange Act and therefore is not subject to registration or regulation as a commodity pool operator thereunder.

Risks in Futures Contracts. One risk in employing futures contracts to protect against cash market price volatility is the prospect that futures prices will correlate imperfectly with the behavior of cash prices. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest trends by the Adviser may still not result in a successful transaction.

Another risk is that the Adviser would be incorrect in its expectation as to the extent of various interest rate movements or the time span within which the movements take place. Closing out a futures contract purchase at a loss because of higher interest rates will generally have one or two consequences depending on whether, at the time of closing out, the “yield curve” is normal (long-term rates exceeding short-term). If the yield curve is normal, it is possible that the Fund will still be engaged in a program of buying long-term securities. Thus, closing out the futures contract purchase at a loss will reduce the benefit of the reduced price of the securities purchased. If the yield curve is inverted, it is possible that the Fund will retain its investments in short-term securities earmarked for purchase of longer-term securities. Thus, closing out of a loss will reduce the benefit of the incremental income that the Fund will experience by virtue of the high short-term rates.

Risks of Options. The use of options and options on interest rate futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of call or put options and options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

The effective use of options strategies is dependent, among other things, upon the Fund’s ability to terminate options positions at a time when the Adviser deems it desirable to do so. Although the Fund will enter into an option position only if the Adviser believes that a liquid secondary market exists for such option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Fund’s transactions involving options on futures contracts will be conducted only on recognized exchanges.

The Fund’s purchase or sale of put or call options and options on futures contracts will be based upon predictions as to anticipated interest rates by the Adviser, which could prove to be inaccurate. Even if the expectations of the Adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund’s portfolio securities.

The Fund may purchase and sell put and call options and options on interest rate futures contracts which are traded on a United States exchange or board of trade as a hedge against changes in interest rates, and will enter into closing transactions with respect to such options to terminate existing positions. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. Options on interest rate futures contracts are similar to options on securities, which give the purchaser the right, in return for the premium paid, to purchase or sell securities.

A call option gives the purchaser of such option the right to buy, and obliges its writer to sell, a specified underlying futures contract at a stated exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to sell, and the writer has the obligation to buy, such contract at the exercise price during the option period. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the interest rate futures contract on the expiration date. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset values of the Fund.

Purchase of Put Options on Futures Contracts. The Fund may purchase put options on futures contracts if the Adviser anticipates a rise in interest rates. Because the value of an interest rate or municipal bond index futures contract moves inversely in relation to changes in interest rates, a put option on such a contract becomes more valuable as interest rates rise. By purchasing put options on futures contracts at a time when the Adviser expects interest rates to rise, the Fund will seek to realize a profit to offset the loss in value of its portfolio securities.

Purchase of Call Options on Futures Contracts. The Fund may purchase call options on futures contracts if the Adviser anticipates a decline in interest rates. The purchase of a call option on an interest rate or index futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. Because the value of an interest rate or index futures contract moves inversely in relation to changes to interest rates, a call option on such a contract becomes more valuable as interest rates decline. The Fund will purchase a call option on a futures contract to hedge against a decline in interest rates in a market advance when the Fund is holding cash. The Fund can take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market is stabilized. At that time, the options can be liquidated and the Fund’s cash can be used to buy long-term securities.

The Fund expects that new types of futures contracts, options thereon, and put and call options on securities and indexes may be developed in the future. As new types of instruments are developed and offered to investors, the Adviser will be permitted to invest in them provided that the Adviser believes their quality is equivalent to the Fund’s quality standards.

Swap Agreements. Swap agreements are two party contracts entered into primarily by institutional investors in which two parties agree to exchange the returns (or differential rates of return) earned or realized on particular predetermined investments or instruments.

The Fund may enter into swap agreements for purposes of attempting to obtain a particular investment return at a lower cost to the Fund than if the Fund had invested directly in an instrument that provided that desired return. The Fund bears the risk of default by its swap counterpart and may not be able to terminate its obligations under the agreement when it is most advantageous to do so. In addition, certain tax aspects of swap agreements are not entirely clear and their use, therefore, may be limited by the requirements relating to the qualification of the Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

Regulation of Investment Company Use of Derivatives

Rule 18f-4 regulates the ability of the Fund to enter into derivative transactions and other leveraged transactions. The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, such as TBA transactions, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and options. Rule 18f-4 also regulates other types of leveraged transactions, such as reverse repurchase transactions and transactions deemed to be “similar to” reverse repurchase transactions, such as certain securities lending transactions. Among other things, under Rule 18f-4, the Fund is prohibited from entering into these derivatives transactions except in reliance on the provisions of the Derivatives Rule. The Derivatives Rule establishes limits on the derivatives transactions that the Fund may enter into based on the value-at-risk (“VaR”) of the Fund inclusive of derivatives. The Fund will generally satisfy the limits under the Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or the Fund’s own portfolio absent derivatives holdings, as determined by the Fund’s derivatives risk manager.

In addition, among other requirements, Rule 18f-4 requires the Fund to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Fund’s Board of Directors, the SEC and the public regarding the Fund’s derivatives activities. These requirements apply unless the fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. It is possible that the limits and compliance costs imposed by the Derivatives Rule may adversely affect the Fund’s performance, efficiency in implementing their strategies, liquidity and/or ability to pursue its investment objectives and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. The Fund has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

Zero Coupon Securities

The Fund is permitted to invest in zero coupon securities. Such securities are debt obligations that do not entitle the holder to periodic interest payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity of the security approaches and this accretion (adjusted for amortization) is recognized as interest income. The market prices of zero coupon securities are more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically and may respond to a greater degree to fluctuations in interest rates than do such non-zero coupon securities.

When-Issued and Forward Commitment Securities

The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. The Fund will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation.

There is always a risk that the securities may not be delivered and that the Fund may incur a loss. The Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with Rule 18f-4. Furthermore, under Rule 18f-4, the Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. Settlements in the ordinary course of business, which may take substantially more than five business days for non-U.S. securities, are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

Illiquid Securities

The Fund may invest up to 15% of its net assets in all forms of “illiquid securities.”

Restricted securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the “1933 Act”). Such securities generally have been considered illiquid by the staff of the SEC, since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. However, the SEC has acknowledged that a market exists for certain restricted securities (for example, securities qualifying for resale to certain “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act). Additionally, a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. As a fundamental policy, the Fund may invest without limitation in these forms of restricted securities if such securities are determined by the Adviser to be liquid in accordance with standards established by the Board of Directors. Under these standards, the Adviser must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in restricted securities could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

The Fund has adopted a Liquidity Risk Management Program (the “Program”) pursuant to Rule 22e-4 under the Investment Company Act of 1940. The Program establishes policies and procedures to comply with the requirements of Rule 22e-4, including the assessment, management and periodic review of liquidity risk; the classification, review and reporting of the liquidity of portfolio investments; the determination of a highly liquid investment minimum under certain circumstances; board oversight; and a limitation on illiquid securities. Liquidity risk exists when particular investments are or become difficult to purchase or sell at the price at which the Fund has valued the security, whether because of current market conditions, the financial condition of the issuer, or the specific type of investment. If the market for a particular security becomes illiquid (for example, due to changes in the issuer’s financial condition), the Fund may be unable to sell such security at an advantageous time or price due to the difficulty in selling such securities. Additionally, the market for certain equity or debt securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Variable and Floating Rate Notes

The Fund may purchase floating and variable rate notes. The interest rate is adjusted either at predesignated periodic intervals (variable rate) or when there is a change in the index rate on which the interest rate on the obligation is based (floating rate). These notes normally have a demand feature which permits the holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. The issuer of floating and variable rate demand notes normally has a corresponding right, after a given period, to prepay at its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days’ notice to the noteholders.

Reference Rates

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as EURIBOR, the Secured Overnight Financing Rate (“SOFR”), Term SOFR and other similar types of reference rates (each, a “Reference Rate”). All settings of London InterBank Offered Rate have ceased to be published.

The Adviser and/or its affiliates may have discretion to determine a successor or substitute Reference Rate, including any price or other adjustments to account for differences between the successor or substitute Reference Rate and the previous rate. The successor or substitute Reference Rate and any adjustments selected may negatively impact the Fund’s investments, performance or financial condition, including in ways unforeseen by the Adviser and/or its affiliates. In addition, any successor or substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV, and may expose the Fund to additional tax, accounting and regulatory risks.

Investment Companies

As a non-fundamental investment restriction, generally, the Fund may invest up to 10% of its total assets in the securities of investment companies, but not more than 5% of its assets in any one investment company. Investment companies include other open-end investment companies (i.e., mutual funds), closed-end funds, exchange-traded funds, unit investment trusts and business development companies.

The Fund may invest in investment companies which invest in the same types of securities in which the Fund may invest directly. Closed-end funds generally do not continuously offer their shares for sale. Rather, they sell a fixed number of shares at one time, after which the shares typically trade on a secondary market, such as the New York Stock Exchange. The price of closed-end fund shares that trade on a secondary market is determined by the market and may be greater or less than the shares’ net asset value. Closed-end fund shares generally are not redeemable. The investment portfolios of closed-end funds generally are managed by investment advisers.

Because the investment companies in which the Fund may invest own in other securities, they are also subject to the risks associated with a variety of investment instruments as described in this Statement of Additional Information. Investing in other investment companies may result in higher fees and expenses for the Fund and its shareholders. As a shareholder of another investment company, the Fund would bear its proportionate share of the other investment company’s fees and expenses, and such indirect expenses would be in addition to the Fund’s direct fees and expenses. The Adviser considers these fees and expenses in its evaluation of an investment.

Rule 12d1-4 under the 1940 Act permits more types of fund of funds arrangements without reliance on an exemptive order or no-action letters, and imposes conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

Ratings of Debt Securities

Investment grade debt securities are rated AAA, AA, A or BBB by S&P Global Ratings (“S&P”), and Fitch, Ratings (“Fitch”); or Aaa, Aa, A or Baa by Moody’s Investors Services (“Moody’s”). Investment grade municipal notes are rated MIG 1, MIG 2, MIG 3 or MIG 4 (VMIG 1, VMIG 2, VMIG 3 or VMIG 4 for notes with a demand feature) by Moody’s or SP-1 or SP-2 by S&P. Securities rated Baa, MIG 4, VMIG 4 or BBB are medium grade, involve some speculative elements and are the lowest investment grade available. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. These securities generally have less certain protection of principal and interest payments than higher rated securities. Securities rated Ba or BB are judged to have some speculative elements with regard to capacity to pay interest and repay principal. Securities rated B by Moody’s are considered to generally lack characteristics of a desirable investment and the assurance of interest and principal payments over any long period of time may be small. S&P considers securities rated B to have greater vulnerability to default than other speculative grade securities. Adverse economic conditions will likely impair capacity or willingness to pay interest and principal. Debt securities rated below investment grade are commonly known as junk bonds. See Appendix for further information about ratings.

The commercial paper purchased by the Fund will consist only of obligations which, at the time of purchase, are (a) rated at least Prime-1 by Moody’s, A-1 by S&P, or F-1 by Fitch, or (b) if not rated, issued by companies having an outstanding unsecured debt issue which at the time of purchase is rated Aa or higher by Moody’s or AA or higher by S&P.

Subsequent to their purchase, particular securities or other investments may cease to be rated or their ratings may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from the Fund’s portfolio, but the Adviser will consider such an event in its determination of whether the Fund should continue to hold the security.

Diversification

As a fundamental policy, the Fund intends to operate as a “diversified” investment management company, as defined in the 1940 Act. A “diversified” investment company means a company which meets the following requirements: at least 75% of the value of the company’s total assets is represented by cash and cash items (including receivables), “Government Securities”, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer. “Government Securities” means securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States; or certificates of deposit for any of the foregoing. Additionally, the Fund adopted certain restrictions that are more restrictive than the policies set forth in this paragraph.

Portfolio Turnover

To attain the investment objectives of the Fund, the Adviser will usually hold securities for the long-term. However, if circumstances warrant, securities may be sold without regard to length of time held. Debt securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold.

Increased turnover results in increased brokerage costs and higher transaction costs for the Fund and may affect the taxes shareholders pay. If a security that has been held for less than the holding period set by law is sold, any resulting gains will be taxed in the same manner as ordinary income as opposed to long-term capital gain. The Fund’s turnover rate may vary from year to year. The portfolio turnover rate for the Fund will appear in the Financial Highlights table in the Prospectus. For additional information, refer to “Brokerage” and “Taxes” below.

Securities Lending

The Fund may lend portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33-1/3% of the value of the Fund’s assets, including collateral received from such loans. To date, the Fund has not loaned securities, and neither the Fund nor the Adviser intend to lend securities in the immediate future.

The lending of portfolio securities may increase the average annual return to shareholders. Lending of portfolio securities also involves certain risks to the Fund. As with other extensions of credit, there are risks of delay in recovery of loaned securities, or even loss of rights in collateral pledged by the borrower, should the borrower fail financially. However, the Fund will only enter into loan agreements with broker-dealers, banks, and other institutions that the Adviser has determined are creditworthy. The Fund may also experience a loss if, upon the failure of a borrower to return loaned securities, the collateral is not sufficient in value or liquidity to cover the value of such loaned securities (including accrued interest thereon). However, the borrower will be required to pledge collateral that the custodian for the Fund’s portfolio securities will take into possession before any securities are loaned. Additionally, the borrower may pledge only cash, securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents as collateral. There will be a daily procedure to ensure that the pledged collateral is equal in value to at least 100% of the value of the securities loaned. Under such procedure, the value of the collateral pledged by the borrower as of any particular business day will be determined on the next succeeding business day. If such value is less than 100% of the value of the securities loaned, the borrower will be required to pledge additional collateral. The risks of borrower default (and the resultant risk of loss to the Fund) also are reduced by lending only securities for which a ready market exists. This will reduce the risk that the borrower will not be able to return such securities due to its inability to cover its obligation by purchasing such securities on the open market.

To the extent that collateral is comprised of cash, the Fund will be able to invest such collateral only in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities and in certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents. If the Fund invests cash collateral in such securities, the Fund could experience a loss if the value of such securities declines below the value of the cash collateral pledged to secure the loaned securities. The amount of such loss would be the difference between the value of the collateral pledged by the borrower and the value of the securities in which the pledged collateral was invested.

Duration

Duration is a measure of the expected life of a fixed income security on a present value basis. Duration incorporates a bond’s yield, coupon interest payments, final principal at maturity and call features into one measure. It measures the expected price sensitivity of a fixed income security (or portfolio) for a given change in interest rates. For example, if interest rates rise by one percent, the market value of a security (or portfolio) having a duration of two years generally will fall by approximately two percent. The Adviser uses several methods to compute various duration estimates appropriate for particular securities held in portfolios.

Duration incorporates payments prior to maturity and therefore it is considered a more precise measure of interest rate risk than “term to maturity.” “Term to maturity” measures only the time until a debt security provides its final payment, and does not account for pre-maturity payments. Most debt securities provide coupon interest payments in addition to a final (“par”) payment at maturity, and some securities have call provisions which allow the issuer to repay the instrument in part or in full before the maturity date. Each of these may affect the security’s price sensitivity to interest rate changes.

For bonds that are not subject to calls prior to their maturity, duration is an effective measure of price sensitivity to changing interest rates. However, it does not properly reflect certain types of interest rate risk as bonds may be subject to optional or special mandatory redemption provisions that affect the timing of principal repayment and thus, the duration of the debt security. These provisions include refunding calls, sinking fund calls and prepayment calls. For example, while the stated final maturity of mortgage “pass-through” securities is generally 30 years, expected prepayment rates are more important in determining duration. Municipal bonds may also be subject to special redemption from unexpended proceeds, excess revenues, sale proceeds or other sources of funds, and municipal bonds may be advance refunded. Floating and variable rate debt securities may have final maturities of ten or more years, yet their interest rate risk corresponds to the frequency and benchmark index of the coupon reset. In such situations, the Adviser uses more sophisticated analytical techniques that incorporate these additional variables to arrive at a modified, effective, implied or average life duration to reflect interest rate risk. These techniques may involve the portfolio manager’s expectations of future economic conditions, and these assumptions may vary from actual future conditions. The various methods used to compute appropriate duration estimates for certain bond issues, particularly those that are traded infrequently and that have a low amount of outstanding debt such as municipal bonds, may require greater reliance on the use of such assumptions by the Adviser. Therefore, for those issues, the effective or implied duration may be a less accurate estimate of interest rate risk than it is for other types of bond issues.

ADDITIONAL INFORMATION ABOUT SELLING SHARES

Suspension of Selling Ability

The Fund may suspend selling privileges or postpone the date of payment:

-	During any period that the New York Stock Exchange is closed, other than customary weekend or holiday closings, or when trading is restricted, as determined by the SEC;
-

During any period when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practical for the Fund to dispose of securities owned by it or to fairly determine the value of its assets;

-	For such other periods as the SEC may permit.

Telephone Transactions

Once you place a telephone transaction request to Sit Mutual Funds, it cannot be canceled or modified. The Fund uses reasonable procedures to confirm that telephone instructions are genuine, including requiring that payments be made only to the shareholder’s address of record or the bank account designated on the application and requiring certain means of telephone identification. If the Fund fails to employ such procedures, it may be liable for any losses suffered by Fund shareholders as a result of unauthorized or fraudulent instructions. During times of chaotic economic or market circumstances, a shareholder may have difficulty reaching the Fund by telephone. Consequently, a redemption or exchange by telephone may be difficult to implement at those times.

Redemption-In-Kind

If the Adviser determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund’s shares. Shareholders receiving securities or other financial assets on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, as well as the associated inconveniences.

COMPUTATION OF NET ASSET VALUE

Net asset value is determined as of the close of the New York Stock Exchange on each day that the exchange is open for business. The customary national business holidays observed by the New York Stock Exchange and on which the Fund is closed are: New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth, National Independence Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share will not be determined on these national holidays. The net asset value is calculated by dividing the total value of the Fund’s investments and other assets (including accrued income), less any liabilities, by the number of shares outstanding. The net asset value per share of the Fund will fluctuate.

Debt securities may be valued on the basis of prices furnished by one or more pricing services when the Adviser believes such prices accurately reflect the fair market value of such securities. Such pricing services utilize electronic data processing techniques to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or if the Adviser believes they are unreliable, securities may be valued at fair value using methods selected in good faith by the Adviser. Pursuant to Rule 2a-5 under the 1940 Act (Rule 2a-5”), the Board has adopted procedures for valuing the Fund’s investments and have designated the Adviser as the Fund’s “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The types of securities for which such fair value pricing might be required include, but are not limited to: securities, including securities traded in foreign markets, where an event occurs after the close of the market in which such security principally trades, but before NAV is determined, that will materially affect net asset value, or the closing value is otherwise deemed unreliable; securities whose trading has been halted or suspended; debt securities that have gone into default and for which there is no current market value quotation; and securities with limited liquidity, including certain high-yield securities or securities that are restricted as to transfer or resale. Short-term investments in debt securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

Securities which are traded on an exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price of the day. Lacking a last sale price, a security is generally valued at its last bid price. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, or when restricted securities are being valued, such securities are valued at fair value using methods selected in good faith by the Adviser.

The Fund’s inception is December 31, 2026 and therefore there is no net asset value and public offering price per share for the Fund to report.

MANAGEMENT

Sit Core Bond Fund is described in this Statement of Additional Information. The Sit Mutual Funds are a family of 15 no-load mutual funds. Four other bond funds and ten equity funds are described in separate Statements of Additional Information.

Board of Directors

The corporate issuer of the Fund is organized as a Minnesota corporation. Minnesota law provides that the business and affairs of the Fund shall be managed by or under the direction of the Board of Directors. The Board of Directors of the Fund’s corporate issuer is comprised of the same directors as the corporate issuers of the 14 other Sit Mutual Funds. Roger

J. Sit currently serves as the Chairman of the Board and is an “interested person” of the Fund as defined in the Investment Company Act of 1940. The Directors have determined that the interested chair is appropriate and benefits shareholders because the interested chair is well qualified for the position and has a personal and professional stake in the quality and continuity of services provided to the Fund. Sidney L. Jones currently serves as the lead independent director. The term “independent director” refers to a director who is not an “interested person” of the Fund as defined in as defined in section 2(a)(19) of the Investment Company Act of 1940. The lead independent director’s responsibilities include presiding at meetings of the independent directors; approving agendas and schedules of such meetings; facilitating communication with independent directors and the Board, management, service providers and committee chairs; serving as the main contact for the independent directors; and approving agendas and schedules of meetings of the Board.

Independent directors are selected and nominated by the sitting independent directors and elected by the full Board of Directors except for those instances when a shareholder vote is required. In evaluating director nominees, including any nominees recommended by shareholders, the Board of Directors considers many factors, including but not limited to, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Board of Directors also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other directors and will contribute to the diversity of the Board. The Board of Directors selects candidates which enhance the Board’s cumulative qualifications, skills, attributes and experience to appropriately oversee the actions of the Fund’s service providers, decide upon matters of general policy and represent the long-term interests of shareholders.

The Board of Directors seeks directors who have high ethical standards and the highest levels of integrity and commitment, and other complementary personal qualifications and skills that enable them to function effectively in the context of the board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each director has a significant record of accomplishments in governance, business, not-for-profit organizations, government services, academia, law, accounting or other professions. Below is a brief discussion of the specific key experience, qualifications, attributes or skills of each director that led the Board of Directors to conclude that he should serve as a director of the Fund. Each director has served on the Board since the Fund’s inception on December 31, 2026, and each director’s outside professional experience is outlined below.

The Board of Directors established an Audit Committee. The Audit Committee is composed entirely of independent directors. A member of an Audit Committee may not accept any consulting, advisory, or other compensatory fee from the Fund other than in his capacity as a member of the Audit Committee, the Board of Directors, or any other Board committee. The function of the Audit Committees is oversight. The primary responsibilities of the Audit Committee are to oversee the Fund’s accounting and financial reporting policies and practices; its internal controls over financial reporting, and the internal controls of the Fund’s accounting, transfer agency and custody service providers; to oversee the Fund’s financial reporting and the independent audit of the Fund’s financial statements; and to oversee, or, as appropriate, assist the full Board’s oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; to act as a liaison between the Fund’s independent auditors and the full Board of Directors. The members of the Audit Committee include: Edward M. Giles, Sidney L. Jones, Bruce C. Lueck, Donald W. Phillips and Barry N. Winslow.

The day-to-day management of certain portions of the Fund’s operations and the associated risks are managed by and are the responsibility of contractual service providers, including the Adviser, transfer agent, fund accounting services, custodian, legal counsel, and auditors. With respect to the Board’s oversight of risk, the Board relies on reports and information received from such entities and other parties, including the Adviser, transfer agent, fund accounting service provider, custodian, chief compliance officer, legal counsel, and auditors. Despite the efforts of the Board and the various parties that participate in the oversight of risk, not all risks will be identified or mitigated.

Information pertaining to the directors of the Fund is set forth below. The business address of each director is the same as that of the Adviser – 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402.

Name, Age and Position with Fund	Term of Office (1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds Overseen in Fund Complex (3)	Other Directorships Held by Director (4)
Interested Director (2):
Roger J. Sit Age: 64 Chairman and President	Since inception.	Chairman, President, CEO and Global CIO the Adviser; Chairman and CEO of Sit Fixed Income Advisors II, LLC (“SFI”); Chairman of SIA Securities Corp. (the “Distributor”).	15	Huntington Bancshares Incorporated
Independent Directors:
Edward M. Giles Age: 91 Director	Since inception.	Senior Vice President of Cannell & Spears, July 2011 to April 2024.	15	None.
Sidney L. Jones Age: 93	Since inception.	Lecturer, Washington Campus Consortium of 17 Universities, 1981 to 2014.	15	None.
Bruce C. Lueck Age: 85 Director	Since inception.	Consultant for Zephyr Management, L.P. (investment management) from 2004 to 2017, and committee member of several investment funds and foundations.	15	None.
Donald W. Phillips Age: 78 Director	Since inception.	Chairman of WP Global Partners; Chairman and CEO of WP Global Partners Inc., July 2005 to April 2026.	15	None.
Barry N. Winslow Age: 79 Director	Since inception.	Board member, TCF Financial Corporation, July 2014 to July 2019.	15	None.
1)	Each Director serves until his resignation, removal or the next meeting of the shareholders at which election of directors is an agenda item and until a successor is duly elected and shall qualify.
2)

Director who is deemed to be an “interested person” of the Fund as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is a director and shareholder of Sit Investment Associates, Inc., the Fund’s investment adviser.

3)

The “Fund Complex” consists of the Fund and Sit U.S. Government Securities Fund, Sit Quality Income Fund, Sit Tax-Free Income Fund, Sit Minnesota Tax-Free Income Fund, Sit Balanced Fund, Sit International Growth Fund, Sit Developing Markets Growth Fund, Sit Opportunity Growth Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit Opportunity Dividend Growth Fund, Sit ESG Growth Fund, Sit Large Cap Growth Fund, Inc. and Sit Multi Cap Growth Fund, Inc. (collectively, the “Sit Mutual Funds”).

4)	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

Director Key Experience and Qualifications Information

Interested Director

Roger J. Sit

Roger Sit is Chairman, Chief Executive Officer, President and Global Chief Investment Officer of Sit Investment Associates, Inc. Mr. Sit joined the organization in January 1998 and worked closely with firm founder Gene Sit for over ten years. Roger directs investment management activities for Sit Investment Associates, a diverse financial asset management firm with capabilities in both domestic and international investment products. Prior to joining the firm, Roger was a Vice President and Senior Equity Research Analyst at Goldman Sachs & Co. in New York for seven years. Additionally, he was a Captain in the U.S. Air Force, serving six years active duty with financial management responsibilities at Headquarters Space Division. Roger graduated with Military Distinction from the U.S. Air Force Academy in 1984. He earned a Master of Science in Systems Technology from the University of Southern California in 1987 and an M.B.A. with honors from the Harvard Graduate School of Business in 1991. Roger serves or has served on the boards of Huntington Bancshares Incorporated, Convergent Capital, Minneapolis Institute of Art, McKnight Foundation, and Minnesotans’ Military Appreciation Fund.

Independent Directors

Edward M. Giles

Mr. Giles holds a B.S. degree in Chemical Engineering from Princeton University and a Masters in Industrial Management from MIT. Mr. Giles has a significant record of accomplishments in the investment management industry. In 2024, he retired as Senior Vice President of Peter B. Cannell & Co., Inc. (now Cannell & Spears), an investment adviser investing in common stocks of publicly traded companies. Prior to Cannell, Mr. Giles served as President of F. Eberstadt & Co.; he was a Managing Member of GME Capital, a privately owned investment manager; and he served as Chairman of The Vertical Group, Inc., a venture capital firm focused on the fields of medical technology and biotechnology. Mr. Giles formerly served as a member of the Board of Directors of Tepha, Inc., a bioscience company (acquired by BD in 2021), and Ventana Medical Systems, Inc., a cancer diagnostic solutions company.

Dr. Sidney L. Jones

After graduating from Utah State University, and serving as a Lieutenant in the U. S. Army, Dr. Jones earned MBA and PhD degrees from Stanford University. He began his academic career at Northwestern University in 1960 and next joined the faculty of The University of Michigan, becoming a full professor in 1968. In 1969 he joined the Council of Economic Advisers to the President as a Senior Economist and Special Assistant to the Chairman. Subsequent government positions included: Minister-Counselor to NATO in the U. S. Foreign Service; Assistant Secretary of Commerce for Economic Policy; Deputy Assistant to the President for Economic Policy; Assistant Secretary of the Treasury for Economic Policy; Assistant to the Chairman of the Board of Governors of the Federal Reserve System; Under Secretary of Commerce for Economic Policy; and, a second tour as Assistant Secretary of the Treasury for Economic Policy. Other positions held include: Fellow, at the Woodrow Wilson Center for International Scholars, Smithsonian Institution; Resident Scholar, at the American Enterprise Institute; Adjunct Faculty of the Brookings Institution Center for Public Policy Education; and, the visiting faculties of Dartmouth College; Georgetown University; Rice University; Carleton College; Cornell University; Arizona State University; and The University of North Carolina. Dr. Jones served as an adviser to Lawrence and Company, Toronto, Canada, from 1993 through 2009. Dr. Jones was a lecturer for the Washington Campus Consortium of 17 Universities from 1981 through 2014.

Bruce C. Lueck

Mr. Lueck served as the President and Chief Investment Officer of Okabena Investment Services, Inc., from 1985 through 2003, with responsibility for asset allocation, internal portfolio management, and outside manager and fund selection for a broadly diversified global investment program, including fixed income, traditional equities, venture capital, private equities, and non-traditional hedge funds and private partnerships. Prior to Okabena, Mr. Lueck spent seventeen years at IDS/American Express as an equity analyst, equity portfolio manager, President of IDS Advisory Corporation, and Senior Vice President and Board member of IDS. Mr. Lueck received his B.S. in Industrial Engineering in 1963 and his MBA in 1967, both from Stanford University. In the interim he spent two years in the Peace Corps in Ecuador. Business relationships: University of Minnesota Foundation Investment Advisors Board and Steinberg Asset Management Advisory Council. Past Chairman of the Minnesota Orchestral Association’s Investment Committee and past member of the Orchestral Association’s Board of Directors and Executive Committee.

Donald Phillips

Mr. Phillips is the Founder and Chief Executive Officer of WP Global Partners, Inc. from July 2005 through April 1, 2026, when the company was sold. Mr. Phillips continues to serve as Chairman of WP Global Partners, Inc. through April 1, 2027. Mr. Phillips was also a partner of Ranieri Partners from 2007 through 2012. Additionally, prior to forming WP Global Partners in 2005, he was the Chief Investment Officer and CEO for WestAM and a member of WestAM’s Board of Directors; President of Forstmann-Leff International for three years; Chairman of Equity Institutional Investors for seven years; Chief Investment Officer for Ameritech Corporation for eight years; and Director of Employee Benefits for Beatrice Companies for 10 years. He has an M.B.A. in finance from Northern Illinois University and a B.A. in business from Western Illinois University.

Barry N. Winslow

Mr. Winslow served as Vice-Chairman of TCF Financial Corporation, responsible for Wholesale Banking from July 2008 through July 2014. Previously, he was CEO of TCF National Bank. Since joining TCF in 1987, he has also served as President of TCF’s Minnesota, Michigan and Illinois banks. Prior to joining TCF he was with Huntington National Bank, his last position as Senior Vice President, Corporate Banking. During his banking career he has also served as an adjunct finance instructor at several universities, including Ohio State, Cincinnati, Xavier and North Texas. He served as a First Lieutenant in the U.S. Army and is a Vietnam veteran. Mr. Winslow received his BA and MBA from Ohio State University and is a graduate of the Stonier Graduate School of Banking. He is a past member of TCF’s Board of Directors and former chair of its BSA/Compliance Committee. Mr. Winslow is a board member of Minnesotans’ Military Appreciation Fund.

Corporate Officers

The officers of the Fund manage the day-to-day operation of the Fund. Information pertaining to the officers of the Fund is set forth below. Except as noted, the business address of each officer is the same as that of the Adviser – 3300 IDS Center, 80 South 8th Street, Minneapolis, Minnesota 55402.

Name, Age and Position with the Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years
Roger J. Sit Age: 64 Chairman and President	Chairman since inception; Officer since inception.	Chairman, President, CEO and Global CIO of the Adviser; Chairman and CEO of SFI; Chairman of the Distributor.
Mark H. Book Age: 63 Vice President – Investments	Re-Elected by the Board annually; Officer since inception.	Vice President and Portfolio Manager of SFI.
Bryce A. Doty Age: 60 Senior Vice President – Investments	Re-Elected by the Board annually; Officer since inception.	Senior Vice President and Senior Portfolio Manager of SFI.
Paul J. Jungquist Age: 65 Vice President – Investments	Re-Elected by the Board annually; Officer since inception.	Senior Vice President and Senior Portfolio Manager of SFI.
Paul E. Rasmussen Age: 65 Vice President, Treasurer, Secretary & Chief Compliance Officer	Re-Elected by the Board annually; Officer since inception.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of SFI; President and Treasurer of the Distributor.
Carla J. Rose Age: 60 Vice President, Assistant Secretary & Assistant Treasurer	Re-Elected by the Board annually; Officer since inception.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SFI; Vice President and Assistant Secretary of the Distributor.
Kelly K. Boston Age: 58 Assistant Secretary & Assistant Treasurer	Re-Elected by the Board annually; Officer since inception.	Staff Attorney of the Adviser; Secretary of the Distributor.

Portfolio Managers

The Fund’s investment decisions are made by a team of portfolio managers and analysts who are jointly responsible for the day-to-day management of the Fund. The portfolio management team is led by Bryce A. Doty, Senior Vice President – Investments.

Other Accounts Managed by Portfolio Management Team

As of June 30, 2026. Type of account	Total number of accounts	Total assets ($)	Number of accounts included in total with performance- based advisory fee	Assets of accounts included in total with performance- based advisory fee ($)
Mark H. Book
Registered investment companies	3	360,515,978	None	0
Other pooled investment vehicles	3	531,391,896	13	561,107,878
Other accounts	81	9,390,978,037	16	1,382,329,145
Totals	87	10,282,885,911	29	1,943,437,023
Bryce A. Doty
Registered investment companies	3	360,515,978	None	0
Other pooled investment vehicles	3	531,391,896	13	561,107,878
Other accounts	81	9,390,978,037	16	1,382,329,145
Totals	87	10,282,885,911	29	1,943,437,023
Christopher M. Rasmussen
Registered investment companies	3	360,515,978	None	0
Other pooled investment vehicles	3	531,391,896	13	561,107,878
Other accounts	81	9,390,978,037	16	1,382,329,145
Totals	87	10,282,885,911	29	1,943,437,023

(Continued) Type of account	Total number of accounts	Total assets ($)	Number of accounts included in total with performance- based advisory fee	Assets of accounts included in total with performance- based advisory fee ($)
Michael J. Reich
Registered investment companies	None	0	None	0
Other pooled investment vehicles	None	0	None	0
Other accounts	None	0	None	0
Totals	0	0	0	0

The Adviser and its affiliates provide investment management and other services to clients who may or may not have investment policies, objectives and investments similar to those of the Fund. The Adviser may give advice and take actions on behalf of such clients which differ from advice given or actions taken in respect to the Fund. The Adviser and its affiliates do not manage accounts that have investment strategies that materially conflict with the investment strategy of the Fund.

Compensation of Investment Professionals

The Fund does not pay any salary, bonus, deferred compensation, pension or retirement plan on behalf of the portfolio managers or any other employees of the Adviser. The portfolio managers of the Fund receive compensation from the Adviser. The compensation of the portfolio managers and analysts is comprised of a fixed base salary, an annual bonus, and periodic deferred compensation bonuses which may include phantom stock plans. Portfolio managers and analysts also participate in the profit sharing 401(k) plan of the Adviser. Competitive pay in the marketplace is considered in determining total compensation. The bonus awards are based on the attainment of personal and company goals which are comprised of a number of factors, including: the annual composite investment performance of the Adviser’s accounts (which may include the Fund) relative to the investment accounts’ benchmark index (including the primary benchmark of the Fund included in the composite, if any); the Adviser’s growth in assets under management from new assets (which may include assets of the Fund); profitability of the Adviser; and the quality of investment research efforts. Contributions made to the Adviser’s profit sharing 401(k) plan are subject to the limitations of the Code and regulations thereunder.

Fund Shares Owned by Portfolio Management Team

The fiscal year end of the Fund is March 31. Since the Fund’s inception is December 31, 2026, there is no ownership of the Fund by any member of the portfolio management team as of the most recent fiscal year end.

Fund Shares Owned by Directors

The table below indicates the dollar range of each Board member’s ownership of Fund shares and shares of other funds in the Sit Mutual Funds for which he is a Board member, as of the most recent calendar year end, December 31, 2025 for all Sit Mutual Funds except the Fund, which has an inception date of December 31, 2026.

Name of Director	Core Bond Fund	Aggregate Dollar Range of Equity Securities in All 15 Sit Mutual Funds Overseen by Director
Roger J. Sit (1)	None	Over $100,000
Edward M. Giles	None	None
Sidney L. Jones	None	Over $100,000
Bruce C. Lueck	None	$1 – $10,000
Donald W. Phillips	None	Over $100,000
Barry N. Winslow	None	None
1)	Director who is deemed to be an “interested person” of the Funds as that term is defined by the Investment Company Act of 1940.

The table below indicates the amount of securities owned beneficially, or of record, by each independent Director, and his immediate family members, in (i) an investment advisor or principal underwriter of the Fund and (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds. Information provided is as of December 31, 2025.

Name of Director	Name of Owners and Relationships to Director	Company	Title of Class	Value of Securities	Percent of Class
Edward M. Giles	Edward M. Giles IRA #2	Sit Pacific Basin Fund, LLC (1)	LLC (2)	$480,756	3.2%
Sidney L. Jones	—	—	—	—	—
Bruce C. Lueck	—	—	—	—	—
Donald W. Phillips	—	—	—	—	—
Barry N. Winslow	—	—	—	—	—
1)	Sit Investment Associates, Inc. holds Class A and Class B Membership Interests in the Fund.
2)	Membership Interest in Limited Liability Company

Compensation of Directors

The following table sets forth the aggregate compensation received by each Director from the other fourteen Sit Mutual Funds for the most recent fiscal year ended March 31, 2026. The Fund’s inception is December 31, 2026, so it paid no director compensation for the fiscal year ended March 31, 2026. The Sit Mutual Funds as a group pay each Director, who is not also an officer, an annual fee of $40,000, $5,000 for each meeting attended, and provided reimbursement for travel and other expenses. Each Director that is a member of the Sit Funds’ Audit Committee is paid $1,000 for each Audit Committee meeting attended. The Audit Committee Chairman is paid a $5,000 chairman fee, and the Lead Independent Director is paid a $5,000 lead director fee. Audit Committee meetings are held at least twice a year. Mr. Jones serves as the Lead Independent Director and Chair of the Audit Committee and Mr. Giles, Mr. Lueck, Mr. Phillips, and Mr. Winslow are Audit Committee members. Pursuant to each Fund’s investment management agreement with the Adviser, the Adviser is obligated to pay the Funds’ expenses, including fees paid to the Directors. (See discussion under “Investment Adviser” below.) Directors who are officers of the Adviser or any of its affiliates do not receive any such compensation and are not included in the table.

Name of Director	Aggregate Compensation For Each Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex
Edward M. Giles	$4,214	None	None	$59,000
Sidney L. Jones	4,949	None	None	69,000
Bruce C. Lueck	4,214	None	None	59,000
Donald W. Phillips	4,214	None	None	59,000
Barry N. Winslow	4,214	None	None	59,000

Code of Ethics

The Fund and its investment adviser and principal underwriter have adopted a code of ethics under Rule 17j-1 of the Investment Company Act which permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund.

INVESTMENT ADVISER and ADMINISTRATOR

Sit Investment Associates, Inc. (the “Adviser”) was incorporated in Minnesota on July 14, 1981 and has served as the Fund’s investment adviser since the inception of the Fund pursuant to an Investment Management Agreement (the “Agreement”). The Adviser is controlled by members of the Sit family and by trusts established for their benefit, the trustees of which are Roger J. Sit and Ronald D. Sit. Roger J. Sit is a Director and President of the Funds.

Terms Common to the Investment Management Agreement

The Fund’s Investment Management Agreement provides that the Adviser will manage the investment of the Fund’s assets, subject to the applicable provisions of the Fund’s articles of incorporation, bylaws and current registration statement (including, but not limited to, the investment objective, policies and restrictions delineated in the Fund’s current prospectus and Statement of Additional Information), as interpreted from time to time by the Fund’s Board of Directors. Under the Agreement, the Adviser has the sole and exclusive responsibility for the management of the Fund’s investment portfolio and for making and executing all investment decisions for the Fund. The Adviser is obligated under each Agreement to report to the Fund’s Board of Directors regularly at such times and in such detail as the Board may from time to time determine appropriate, in order to permit the Board to determine the adherence of the Adviser to the Fund’s investment policies. The Agreement also provides that the Adviser shall not be liable for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except losses resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the Agreement.

The Agreement provides that the Adviser shall, at its own expense, furnish all office facilities, equipment and personnel necessary to discharge its responsibilities and duties under the Agreement and that the Adviser will arrange, if requested by the Fund, for officers or employees of the Adviser to serve without compensation from the Fund as directors, officers or employees of the Fund if duly elected to such positions by the shareholders or directors of the Fund.

The Agreement provides that it will continue in effect from year to year only as long as such continuance is specifically approved at least annually by the Fund’s Board of Directors or shareholders and by a majority of the Board of Directors who are not “interested persons” (as defined in the 1940 Act) of the Adviser or the Fund. The Agreement is terminable upon 60 days’ written notice by the Adviser or the Fund and will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Compensation and Allocation of Expenses

The Fund pays the Adviser a management fee which is essentially an all-in fee that includes both the advisory fee for providing investment advisory services and a supervisory and administrative fee for providing supervisory and administrative services the Fund requires. The Adviser is required to bear all of the Fund’s expenses except interest, brokerage commissions, portfolio transaction charges including acquired fund fees and expenses and certain extraordinary expenses as determined by the board of directors. The Adviser generally earns a profit on the management fees paid by the Fund, and pursuant to the terms of the Investment Management Agreement or Supervision and Administration Agreement, the Adviser, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

The Fund’s inception is December 31, 2026, and therefore there are no investment management fees and other expenses paid by the Fund to be reported as of the date of this Statement of Additional Information.

Approval of Investment Management Agreement

[At their joint meeting held on October 27, 2026, the Boards of Directors of the Sit Mutual Funds unanimously approved of the inclusion of the Fund in the Investment Management Agreement entered into by and between Sit Investment Associates, Inc. and Sit Mutual Funds II, Inc. dated November 1, 1992.]

DISTRIBUTOR

Sit Mutual Funds II, Inc., on behalf of the Fund, has entered into an Underwriting and Distribution Agreement with SIA Securities Corp. (“Securities”), an affiliate of the Adviser, pursuant to which Securities acts as the Fund’s principal underwriter. The principal business address of Securities is 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402. Securities markets the Fund’s shares only to certain institutional investors and all other sales of the Fund’s shares are made by the Fund. The Adviser pays all expenses of Securities in connection with such services and Securities is otherwise not entitled to any other compensation under the Underwriting and Distribution Agreement. The Fund will incur no additional fees in connection with the Underwriting and Distribution Agreement.

Pursuant to the Underwriting and Distribution Agreement, Securities has agreed to act as the principal underwriter for the Fund in the sale and distribution to the public of shares of the Fund, either through dealers or otherwise. Securities has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold. Securities continually distributes shares of the Fund on a best efforts basis. Securities has no obligation to sell any specific quantity of Fund shares. The Underwriting and Distribution Agreement is renewable from year to year if the Fund’s directors approve such agreement. The Fund or Securities can terminate the Underwriting and Distribution Agreement at any time without penalty on 60 days’ notice written notice to the other party. The Underwriting and Distribution Agreement terminates automatically upon its assignment. In the Underwriting and Distribution Agreement, Securities agrees to indemnify the Fund against all costs of litigation and other legal proceedings and against any liability incurred by or imposed on the Fund in any way arising out of or in connection with the sale or distribution of the Fund’s shares, except to the extent that such liability is the result of information which was obtainable by Securities only from persons affiliated with the Fund but not Securities.

Securities or the Adviser may enter into agreements with various brokerage or other firms pursuant to which such firms provide certain administrative services with respect to customers who are beneficial owners of shares of the Fund. The

Adviser or Securities may compensate such firms for the services provided, which compensation is based on the aggregate assets of customers that are invested in the Fund.

BROKERAGE

Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by the Fund. Fixed income securities, as well as equity securities traded in the over-the-counter market, are generally traded on a “net” basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten fixed income and equity offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s selling concession or discount. Certain of these securities may also be purchased directly from the issuer, in which case neither commissions nor discounts are paid.

The Adviser selects and, where applicable, negotiates commissions with the broker-dealers who execute the transactions for the Fund. The primary criterion for the selection of a broker-dealer is the ability of the broker-dealer, in the opinion of the Adviser, to secure prompt execution of the transactions on favorable terms, including the best price of the security, the reasonableness of the commission and considering the state of the market at the time. When consistent with these objectives, business may be placed with broker-dealers who furnish investment research or services to the Adviser. Such research or services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities, or purchasers or sellers of securities. Such services also may include analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. This allows the Adviser to supplement its own investment research activities and enables the Adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Fund. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of valuation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions. The Adviser believes that most research services they receive generally benefit several or all of the investment companies and private accounts which they manage, as opposed to solely benefiting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit the managed funds or accounts which invest in common stock; similarly, services obtained from transactions in fixed income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities.

The Adviser maintains an informal list of broker-dealers, which is used from time to time as a general guide in the placement of Fund business, in order to encourage certain broker-dealers to provide the Adviser with research services which the Adviser anticipates will be useful to it in managing the Fund. Because the list is merely a general guide, which is to be used only after the primary criterion for the selection of broker-dealers (discussed above) has been met, substantial deviations from the list are permissible and may be expected to occur. The Adviser will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the accounts as to which it exercises investment discretion. Generally, the Fund pays commissions higher than the lowest commission rates available.

Fund management does not currently anticipate that the Fund will affect brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with the Fund or the Adviser.

The Adviser has entered into arrangements with Clear Street, LLC (“CS”) and Capital Institutional Services, Inc. (“CIS”), unaffiliated registered broker-dealers. All transactions placed with CS and CIS are subject to the above criteria. CS and CIS provide the Adviser with a wide variety of economic, performance, analytical, and investment research information, including resources from Bloomberg Finance L.P., DPC DATA Inc., Evercore Group LLC, FactSet, Fitch Solutions, Inc., Intex Solutions, Inc., LSEG Data & Analytics, Moody’s Analytics, Inc., Oxford Economics, Pantheon Macroeconomics Ltd., SP Global Market Intelligence LLC, The MacroStrategy Partnership, and TradeWeb.

Investment decisions for the Fund are made independently of those for other clients of the Adviser, including the other Sit Mutual Funds. When the Fund and the Adviser’s clients simultaneously engage in the purchase or sale of the same securities, the price of the transactions is averaged and the amount allocated in accordance with a formula deemed equitable to the Fund and client. In some cases, this system may adversely affect the price paid or received by the Fund or the size of the position obtainable. All trades will be transacted through U.S. based brokerage firms and commercial banks.

The Fund’s inception is December 31, 2026, and therefore there are no brokerage commissions to be reported as of the date of this Statement of Additional Information.

PROXY VOTING

The corporate issuer of the Fund’s shares has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Fund. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Fund.

A Proxy Committee comprised of senior management is responsible for the development and implementation of the Proxy Voting Policy and oversees and manages the day-to-day operations of the Adviser’s Proxy Voting Policies.

Generally, the Adviser exercises proxy voting discretion on proxy proposals in accordance with guidelines (the “Proxy Guidelines”) set forth in the Proxy Voting Policy. The Proxy Guidelines address issues which are frequently included in proxy proposals. Such issues include, for example, proposals seeking shareholder approval of equity-based compensation plans, changes in corporate control or shareholder rights, poison pills, corporate restructuring, and significant transactions. Proxy proposals which contain novel issues, include unique circumstances, or otherwise are not addressed in the Proxy Guidelines are reviewed by the Proxy Committee or it’s designates(s). The Proxy Committee or its designee(s) review each non-routine issue and determine the Adviser’s vote. The Proxy Committee considers the facts and circumstances of a proposal and retains the flexibility to exercise its discretion and apply the Proxy Guidelines in the best interests of the Fund.

The Adviser has retained an independent third party to provide the Adviser with proxy analysis, vote execution, record keeping, and reporting services.

It is possible, but unlikely, that the Adviser may be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, the Adviser may provide investment management services to accounts owned or controlled by companies whose management is soliciting proxies, or the Adviser may have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. The Proxy Committee shall take steps to ensure a decision to vote the proxy was based on the Fund’s best interest and was not the product of the material conflict. To resolve a material conflict of interest, the Proxy Committee may (but is not limited to) base its vote on pre-determined guidelines or polices which requires little discretion of Adviser’s personnel; disclose the conflict to the Fund’s board of directors and obtain their consent prior to voting; or base its vote on the analysis and recommendation of an independent third party.

The Fund’s proxy voting record will be available without charge on the Fund’s website at www.sitfunds.com, by emailing the Fund at info@sitinvest.com, by calling the Fund at 800-332-5580, or by visiting the SEC’s website at www.sec.gov no later than August 31, 2027 for the prior 6-month period ended June 30.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s Board of Directors have adopted procedures and policies regarding the disclosure of portfolio holdings in order to assist the Fund in preventing the misuse of material nonpublic information and to ensure that shareholders and other interested parties continue to receive portfolio information on a uniform basis. The Chief Compliance Officer oversees application of the policies and provides the Board with periodic reports regarding the Fund’s compliance with the policies.

Complete portfolio holdings will be included in the Fund’s annual and semi-annual reports. The annual and semi-annual reports are mailed to all shareholders, and are filed with the SEC. Copies of the Fund’s reports will be available on the Fund’s website. The Fund files its complete portfolio holdings with the SEC within 60 days after the end of their first and third quarters on Form N-PORT. Copies of the Fund’s reports and Forms N-PORT will be available free on the EDGAR Database on the SEC’s website at www.sec.gov.

A complete portfolio holdings report as of the end of each calendar quarter will be available to all shareholders, prospective shareholders, intermediaries that distribute the Fund’s shares, third-party service providers, rating and ranking organizations and affiliated persons of the Fund. A copy of the report may be obtained by contacting an Investor Service Representative of the Fund at 800-332-5580.

The Fund’s Chairman and the Global Chief Investment Officer of the Adviser may authorize disclosure of portfolio holdings at a time or times other than the calendar quarter end provided that a.) the chief investment officer determines that the disclosure of the portfolio information is for a legitimate business reason and in the best interest of the Fund; b.) the recipients are subject to a duty of confidentiality (and non-use) if appropriate; and c.) the Fund provides a report of the disclosure to the Board of Directors at the Board’s next regularly scheduled meetings. The prohibition against the disclosure of non-public portfolio holdings information to an unaffiliated third party does not apply to information sharing with the Fund’s service providers, including the Adviser and Sub-Adviser, the Fund’s auditor, counsel, accountant, transfer agent, proxy voting service provider or custodian, who require access to such information in order to fulfill their contractual duties to the Fund.

Information regarding the Fund’s aggregate portfolio characteristics may be disclosed at any time. Disclosure of the ownership of a particular portfolio holding may be made at any time provided the security has been included in the Fund’s quarterly portfolio holdings report.

The Fund, SIA or any affiliate may not receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

On or before December 31, 2026, the Adviser intends to invest a nominal amount of seed money – approximately 100 Series F shares of Sit Mutual Funds II, Inc. – in the Fund.

TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended to be a substitute for careful tax planning. This discussion relates only to shareholders who are U.S. citizens or residents. There may be other tax considerations applicable to particular shareholders. Potential investors should consult their tax advisor with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this Statement of Additional Information are based on the laws and regulations issued thereunder as in effect as of the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

The Fund has elected to be treated and intends to qualify for each taxable year as a regulated investment company (a “RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Code. To qualify as such, the Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to its shareholders. As an RIC, the Fund will not be subject to federal income or excise tax on its net investment income and net realized capital gains that are distributed to its shareholders each year in accordance with certain timing requirements under the Code.

There are certain tax requirements that the Fund must comply with in order to avoid federal taxation. In its efforts to adhere to these requirements, the Fund may have to limit their investment activities in some types of instruments. Qualification as a regulated investment company generally requires, among other things, that (1) the Fund derive at least 90% of its gross income (including tax-exempt interest) for each taxable year from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stocks or securities, or foreign currencies or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to the Fund’s business of investing in stocks, securities or currencies and net income from qualified publicly traded partnerships; and (2) the Fund diversify its holdings so that, at the close of each quarter of each taxable year of the Fund,

(a) at least 50% of the market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government Securities, securities of other RICs and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total (gross) assets is invested in the (i) securities of any one issuer (other than U.S. Government Securities and securities of other RICs), (ii) securities (other than the securities of other RICs) of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships or (iii) the securities of one or more qualified publicly traded partnerships.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and 98.2% of their capital gain net income (excess of capital gains over capital losses) for the one-year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements, at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its net tax-exempt interest, if any. The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. The Fund intends to make distributions sufficient to meet these requirements.

If for any taxable year the Fund does not qualify as a RIC, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, its net tax-exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss incurred in any taxable year to offset its own capital gains, if any. These amounts are available to be carried forward indefinitely to offset future capital gains to the extent permitted by the Code and applicable tax regulations and retain their tax character as either short-term or long-term until used by the Fund.

CAPITALIZATION AND VOTING RIGHTS

The corporate issuer of the Fund’s shares is organized as a Minnesota corporation. The Fund’s corporate issuer (Sit Mutual Funds II, Inc.) is organized as a series fund with one trillion shares of common stock authorized and a par value of one tenth of one cent per share. Ten billion of these shares have been designated by the Board of Directors for each series. Series A represents shares of Tax-Free Income Fund and has two classes of shares with one billion shares designated as Class Y Shares and one billion shares designated as Class S Shares. Series B represents shares of Minnesota Tax-Free Income Fund and has one class of shares with one billion shares designated as Class S common shares. Series E represents shares of Quality Income Fund and has two classes of shares with one billion shares designated as Class Y Shares and one billion shares designated as Class S Shares. Series F represents shares of the Fund and has two classes of shares with one billion shares designated as Class Y Shares and one billion shares designated as Class S Shares. The Board of Directors of Sit Mutual Funds II, Inc. is empowered to issue other series of common stock without shareholder approval.

The shares of the Fund are nonassessable, can be redeemed or transferred and have no preemptive or conversion rights. All shares have equal, noncumulative voting rights which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share (and a fractional vote for each fractional share) then registered in his/her name on the books of the Fund. The shares of the Fund are of equal value and each share is entitled to a pro rata portion of the income dividends and any capital gain distributions.

The Fund is not required under Minnesota law to hold annual or periodically scheduled meetings of shareholders. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, Minnesota law allows a shareholder or shareholders holding three percent or more of the voting shares of the Fund to demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or the chief financial officer of the Fund. Ninety days after receipt of the demand, a regular meeting of shareholders must be held at the expense of the Fund. Additionally, the Investment Company Act of 1940 requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all amendments to investment advisory contracts.

FINANCIAL STATEMENTS

The Fund’s inception is December 31, 2026, and therefore there is no financial information to report at this time. For current information, please call 1-800-332-5580 or visit www.sitinvest.com.

OTHER INFORMATION

Custodian; Transfer Agent; Counsel; Accountants

The Bank of New York Mellon, 111 Sanders Creek Parkway, NY 13057, acts as custodian of the Fund’s assets and portfolio securities; BNY Mellon Investment Servicing (US) Inc., Attn: 534459, 1350 Penn Avenue, Suite 102, Pittsburgh, PA 15262, is the Transfer Agent for the Fund; Faegre Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, PA 19103, is the General Counsel for the Fund; and [ ] acts as the Fund’s independent registered public accounting firm.

LIMITATION OF DIRECTOR LIABILITY

The Directors of the Fund are governed by Minnesota law. Under Minnesota law, each director of the Fund owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director “shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances.” Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of “loyalty” (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of “care” (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of “care”. Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the directors’ duty of “loyalty” to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of the Company limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act of 1940 (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors’ willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their role as directors).

Minnesota law does not eliminate the duty of “care” imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of “officers” to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director’s liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act of 1940 and the rules and regulations adopted under such Act.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means a time frame of up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The Morningstar DBRS® Ratings Limited (“Morningstar DBRS”) short-term obligation ratings provide Morningstar DBRS’ opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by Morningstar DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

[1]	A long-term rating can also be used to rate an issue with short maturity.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute, or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings—S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to “AAA” ratings and ratings below the “CCC” category.

“NR” – Is assigned to an unrated issue of a rated issuer.

The Morningstar DBRS long-term credit ratings provide opinions on the risk of default. Morningstar DBRS considers risk of default to be the risk that an issuer will fail to satisfy the financial obligations in accordance with the terms under which a long-term obligation has been issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by Morningstar DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

For variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt, securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

Morningstar DBRS offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on Morningstar DBRS’ quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. Morningstar DBRS issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. Morningstar DBRS credit ratings are determined by credit rating committees.

Core Bond SAI 2026-12-31

Part C

OTHER INFORMATION

Item 28.    Exhibits

Explanatory Note: This Part C is for Sit Mutual Funds II, Inc., the Registrant and issuer of the Sit Core Bond Fund (Series F). Other series of the Registrant currently operating are:

•	Sit Tax-Free Income Fund (Series A)

•	Sit Minnesota Tax-Free Income Fund (Series B)

•	Sit Quality Income Fund (Series E)

(a)	Articles of Incorporation

Incorporated by reference to Post-Effective Amendment 72 to the Fund’s Registration Statement under the Securities Act of 1933; Certificate of Designation of Class Y and Class S of Sit Tax-Free Income Fund incorporated by reference to Post-Effective Amendment 75 to the Fund’s Registration Statement under the Securities Act of 1933; Certificate of Designation of Class Y and Class S of Sit Quality Income Fund incorporated by reference to Post-Effective Amendment 79 to the Fund’s Registration Statement under the Securities Act of 1933; Certificate of Designation of Class Y and Class S of Sit Core Bond Fund to be filed by amendment.

(b)	Bylaws

To be filed by amendment.

(c)	Instruments Defining Rights of Security Holders

Not applicable.

(d)	Investment Management Agreement

Incorporated by reference to Post-Effective Amendment 72 to the Fund’s Registration Statement under the Securities Act of 1933; Amendment No.  1 incorporated by reference to Post-Effective Amendment 74 to the Fund’s Registration Statement under the Securities Act of 1933; Amendment No. 2 incorporated by reference to Post-Effective Amendment 79 to the Fund’s Registration Statement under the Securities Act of 1933; Amendment No. 3 to the Fund’s Registration Statement under the Securities Act of 1933 is incorporated by reference to Post-Effective Amendment 85 to the Fund’s Registration Statement under the Securities Act of 1933; Amendment No. 4 to be filed by amendment.

(e)	Underwriting Contracts

Incorporated by reference to Post-Effective Amendment 72 to the Fund’s Registration Statement under the Securities Act of 1933; Amendment to be filed by amendment.

(f)	Bonus or Profit Sharing Contracts

Not applicable.

(g)	Custodian Agreement

Incorporated by reference to Post-Effective Amendment 50 to the Fund’s Registration Statement under the Securities Act of 1933; Amended and Restated Schedule II to be filed by amendment.

(h.1)	Other Material Contracts: Transfer Agency and Services Agreement

Incorporated by reference to Post-Effective Amendment 72 to the Fund’s Registration Statement under the Securities Act of 1933; Amendment No. 7 to be filed by amendment.

(h.2)	Other Material Contracts: Administration and Accounting Services Agreement

Incorporated by reference to Post-Effective Amendment 72 to the Fund’s Registration Statement under the Securities Act of 1933; Amendment incorporated by reference to Post-Effective Amendment 81 to the Fund’s Registration Statement under the Securities Act of 1933; Amended and Restated Exhibit A to be filed by amendment.

(h.3)	Other Material Contracts: Supervision and Administration Agreement

Incorporated by reference to Post-Effective Amendment 74 to the Fund’s Registration Statement under the Securities Act of 1933; Amendment No.  1 incorporated by reference to Post-Effective Amendment 79 to the Fund’s Registration Statement under the Securities Act of 1933; Amendment No. 2 to be filed by amendment.

(i)	Legal Opinion

Incorporated by reference to Post-Effective Amendment Nos. 9, 53, 75, and 79 to the Fund’s Registration Statement under the Securities Act of 1933; To be filed by amendment.

(j.1.)	Other Opinion: Consent of Independent Registered Public Accounting Firm

To be filed by amendment.

(j.2.)	Other Opinion: Power of Attorney

Incorporated by reference to Post-Effective Amendment Nos. 38, 42 and 50 to the Fund’s Registration Statement under the Securities Act of 1933.

(k)	Omitted Financial Statements

Not applicable.

(l)	Initial Capital Agreement: Letter of Investment Intent

To be filed by amendment.

(m)	Rule 12b-1 Plan

Not applicable.

(n)	Rule 18f-3 Plan

Incorporated by reference to Post-Effective Amendment 74 to the Fund’s Registration Statement under the Securities Act of 1933; Amendment No. 1 to Multiple Class  Plan incorporated by reference to Post-Effective Amendment 79 to the Fund’s Registration Statement under the Securities Act of 1933; Amendment No. 2 to Multiple Class Plan to be filed by amendment.

(o)	Reserved.

(p)	Code of Ethics

Incorporated by reference to Post-Effective Amendment 72 to the Fund’s Registration Statement under the Securities Act of 1933.

Item 29.   Persons Controlled by or Under Common Control with Registrant

See the section of the Prospectus entitled “Management of the Fund—Investment Adviser and Administrator” and the section of the Statement of Additional Information entitled “Investment Adviser and Administrator.”

Item 30.  Indemnification

The Registrant’s Articles of Incorporation and Bylaws provide that the Registrant shall indemnify such persons, for such expenses and liabilities, in such manner, under such circumstances, and to such extent as permitted by Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereinafter amended, and any rules, regulations or releases promulgated thereunder.

The Registrant may indemnify its officers and directors and other “persons” acting in an “official capacity” (as such terms are defined in Section 302A.521) pursuant to a determination by the board of directors or shareholders of the Registrant as set forth in Section 302A.521, by special legal counsel selected by the board or a committee thereof for the purpose of making such a determination, or by a Minnesota court upon application of the person seeking indemnification. If a director is seeking indemnification for conduct in the capacity of director or officer of a Registrant, then such director generally may not be counted for the purpose of determining either the presence of a quorum or such director’s eligibility to be indemnified.

In any case, indemnification is proper only if the eligibility determining body decides that the person seeking indemnification:

(a)	has not received indemnification for the same conduct from any other party or organization;
(b)	acted in good faith;
(c)	received no improper personal benefit;
(d)	in the case of criminal proceedings, had no reasonable cause to believe the conduct was unlawful;
(e)	reasonably believed that the conduct was in the best interest of a Registrant, or in certain contexts, was not opposed to the best interest of a Registrant; and
(f)

had not otherwise engaged in conduct which precludes indemnification under either Minnesota or Federal law (including, but not limited to, conduct constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as set forth in Section 17(h) and (i) of the Investment Company Act of 1940).

If a person is made or threatened to be made a party to a proceeding, the person is entitled, upon written request to a Registrant, to payment or reimbursement by a Registrant of reasonable expenses, including attorneys’ fees and disbursements, incurred by the person in advance of the final disposition of the proceeding, (a) upon receipt by a Registrant of a written affirmation by the person of a good faith belief that the criteria for indemnification set forth in Section 302A.521 have been satisfied and a written undertaking by the person to repay all amounts so paid or reimbursed by the Registrant, if it is ultimately determined that the criteria for indemnification have not been satisfied, and (b) after a determination that the facts then known to those making the determination would not preclude indemnification under Section 302A.521. The written undertaking required by clause (a) is an unlimited general obligation of the person making it, but need not be secured and shall be accepted without reference to financial ability to make the repayment.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of a Registrant pursuant to the foregoing provisions, or otherwise, each Registrant has been advised that in the opinion of the Securities and Exchange

Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a Registrant of expenses incurred or paid by a director, officer or controlling person of such Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant undertakes to comply with the indemnification requirements of Investment Company Release 7221 (June 9, 1972) and Investment Company Release 11330 (September 2, 1980).

Item 31.  Business and other Connections of Investment Adviser

Sit Investment Associates, Inc. (the “Adviser”), serves as the investment adviser of each of the Sit Mutual Funds and to various other public and private accounts.

Below is a list of the officers and directors of the Adviser and their business/employment during the past two years:

Name	Business and Employment During Past Two Years; Principal Business Address
Roger J. Sit	Chairman, President, CEO and Global CIO of the Adviser; Chairman and CEO of Sit Fixed Income Advisors II, LLC (“SF”); Chairman of SIA Securities Corp. (the “Distributor”); Chairman and President of the Sit Mutual Funds.

Kent L. Johnson	Senior Vice President – Research & Investment Management of the Adviser

Debra K. Beaudet	Vice President – Staff Operations of the Adviser

David A. Brown	Vice President – Research & Investment Management of the Adviser

Lee J. Feltman	Vice President – Research & Investment Management of the Adviser

Mark A. Pepper	Vice President – Research & Investment Management of the Adviser

Paul E. Rasmussen	Vice President, Secretary and Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary and Chief Compliance Officer of SF; President and Treasurer of the Distributor; Vice President, Treasurer, Secretary and Chief Compliance Officer of the Sit Mutual Funds.

Carla J. Rose	Vice President—Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SF; Vice President and Assistant Secretary of the Distributor; Vice President, Assistant Secretary and Assistant Treasurer of the Sit Mutual Funds.

Raymond E. Sit	Vice President – Research & Investment Management of the Adviser

Robert W. Sit	Vice President – Research & Investment Management of the Adviser

Ningning Tang	Vice President – Research & Investment Management of the Adviser

Kenneth W. Wallace	Vice President – Equity Marketing

Item 32. Principal Underwriters

The Distributor for the Registrant is SIA Securities Corp., 3300 IDS Center, Minneapolis, MN 55402, an affiliate of the Adviser, which distributes only shares of the Registrant and its Co-Registrant.

Below is a list of the officers and directors of the Distributor and their business/employment during the past two years:

Name	Business and Employment During Past Two Years; Principal Business Address
Roger J. Sit	Chairman, President, CEO and Global CIO of the Adviser; Chairman and CEO of Sit Fixed Income Advisors II, LLC (“SF”); Chairman of SIA Securities Corp. (the “Distributor”); Chairman and President of the Sit Mutual Funds.

Paul E. Rasmussen	Vice President, Secretary and Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary and Chief Compliance Officer of SF; President and Treasurer of the Distributor; Vice President, Treasurer, Secretary and Chief Compliance Officer of the Sit Mutual Funds.

Carla J. Rose	Vice President—Administration & Deputy Controller of the Adviser; Vice President, Controller and Treasurer of SF; Vice President and Assistant Secretary of the Distributor; Vice President, Assistant Secretary and Assistant Treasurer of the Sit Mutual Funds.

Kelly K. Boston	Staff Attorney of the Adviser; Secretary of the Distributor; Assistant Secretary & Assistant Treasurer of the Sit Mutual Funds.

Item 33. Location of Accounts and Records

The Custodian for the Registrant is The Bank of New York Mellon, 111 Sanders Creek Parkway, NY 13057. The Transfer Agent for the Registrant is BNY Mellon Investment Servicing (US) Inc., Attn: 534459, 1350 Penn Avenue, Suite 112, Pittsburgh, PA 15222. Other books and records are maintained by the Adviser, Sit Investment Associates, Inc., which is located at 3300 IDS Center, Minneapolis, MN 55402.

Item 34. Management Services

Not applicable

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of Minneapolis, State of Minnesota, on the 2nd day of October, 2026.

SIT MUTUAL FUNDS II, INC.
(Registrant)

By /s/ Roger J. Sit
Roger J. Sit, Chairman

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to the Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature and Title

/s/ Roger J. Sit	Dated: October 2, 2026
Roger J. Sit, Chairman
(Principal Executive Officer)

/s/ Paul E. Rasmussen	Dated: October 2, 2026
Paul E. Rasmussen, Treasurer
(Principal Financial Officer and Accounting Officer)

Edward M. Giles, Director*

Sidney L. Jones, Director*

Bruce C. Lueck, Director*

Donald W. Phillips, Director*

Barry N. Winslow, Director*

/s/ Roger J. Sit	Dated: October 2, 2026
Roger J. Sit, Attorney-in-fact
*Pursuant to a power of attorney previously filed with the Commission